UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule §240.14a-12

NV5 GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐    Fee paid previously with preliminary materials.

NV5 Global, Inc.
200 South Park Road, Suite 350
Hollywood, Florida 33021
Telephone: (954) 495-2112

May 1, 2023

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of NV5 Global, Inc., a Delaware corporation, on Tuesday, June 13, 2023 at 2:00 p.m., Eastern Time, which will be a hybrid meeting, conducted both in person and via live webcast. This means that you may attend the Annual Meeting either in person at the NV5 Global, Inc. office at 200 South Park Road, Suite 350, Hollywood, Florida 33021, or virtually via a live audio webcast by clicking meetnow.global/    MWNDH7U at the time and date noted above.

The hybrid meeting format allows all of our stockholders the opportunity to participate in the annual meeting no matter where they are located. If you plan to attend the annual meeting virtually on the Internet, please follow the instructions in the "Questions and Answers About the Proxy Materials and the 2023 Annual Meeting" section of this proxy statement.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials primarily over the Internet. We believe that it will expedite stockholders’ receipt of proxy materials, lower costs and reduce the environmental impact of distributing proxy materials for our annual meeting. As of May 1, 2023, we have commenced mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our 2023 Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), over the Internet. The Notice also includes instructions on how you can receive a paper copy of the proxy materials by mail. If you receive your annual meeting materials by mail, the Notice, 2023 Proxy Statement, 2022 Annual Report and proxy card will be enclosed. If you receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the 2022 Annual Report and 2023 Proxy Statement on the Internet, both of which are available at http://www.edocumentview.com/NVEE.

The matters to be acted upon are described in the Notice and 2023 Proxy Statement. Following the formal business of the meeting, we will report on our operations and respond to questions from stockholders.

Whether or not you plan to participate in this year’s annual meeting, your vote is very important and we encourage you to vote promptly. After reading the 2023 Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the annual meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to your participation in the annual meeting.

Sincerely,

/s/ Dickerson Wright

Dickerson Wright
Chairman and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	2:00 p.m., Eastern Time, on Tuesday, June 13, 2023.

Place:
The in-person portion of the annual meeting will be held at 200 South Park Road, Suite 350, Hollywood, Florida 33021. You will also be able to attend the virtual portion of the annual meeting, vote, and submit questions during the meeting by visiting meetnow.global/MWNDH7U.

Items of Business:	(1) To elect eight Directors to hold office until the next annual meeting and until their respective successors are elected and qualified.

(2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023.

(3) To conduct a non-binding advisory vote to approve the compensation paid to the Company's named executive officers (the "Say-on-Pay Proposal").

(4) To approve the NV5 Global, Inc. 2023 Equity Incentive Plan.

(5) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Adjournments and Postponements:
Any action on the items of business described above may be considered at the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) at the time and on the date specified above or at any time and date to which the 2023 Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at the 2023 Annual Meeting and any adjournments or postponements thereof if you were a stockholder at the close of business on Wednesday, April 19, 2023 (the “Record Date”).

Meeting Admission:
Information regarding attendance, including how to access the virtual portion of the annual meeting, is set forth in the "Questions and Answers About the Proxy Materials and the 2023 Annual Meeting" section of this proxy statement.

Voting:
Your vote is very important. Whether or not you plan to participate in the 2023 Annual Meeting, we encourage you to read the 2023 Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the enclosed proxy card.

List of Stockholders:
For ten days prior to the 2023 Annual Meeting, a complete list of stockholders entitled to vote at such meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 200 South Park Road, Suite 350, Hollywood, Florida 33021.

Recommendation of the Board of Directors:	The Board of Directors of NV5 Global, Inc. recommends a vote “FOR” Proposals 1, 2, 3, and 4.

By order of the Board of Directors,

/s/ MaryJo O’Brien

MaryJo O’Brien
Corporate Secretary

May 1, 2023

IMPORTANT: Please mark, date and sign the enclosed proxy card and promptly return it in the accompanying postage-paid envelope or vote by telephone or by Internet to assure that your shares are represented at the meeting. If you attend the virtual meeting, you may choose to vote online even if you have previously sent in your proxy card.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 13, 2023: Our 2023 Proxy Statement is enclosed. Financial and other information concerning NV5 Global, Inc. is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022 (“2022 Annual Report”). A complete set of proxy materials relating to our 2023 Annual Meeting, consisting of the Notice of 2023 Annual Meeting of Stockholders, 2023 Proxy Statement, proxy card and 2022 Annual Report, is available on the Internet and may be viewed at http://www.edocumentview.com/NVEE.

200 South Park Road, Suite 350
Hollywood, Florida 33021

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2023 ANNUAL MEETING

Proxy Materials

Why am I receiving these materials?

The Board of Directors (the “Board”) of NV5 Global, Inc. (the “Company” or “NV5”) has made these proxy materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at the Company’s 2023 Annual meeting of stockholders (the “2023 Annual Meeting”), which will take place on Tuesday, June 13, 2023 at 2:00 p.m., Eastern Time, as a hybrid meeting both in-person and conducted via live webcast.

As a stockholder, you are invited to participate in the 2023 Annual Meeting and are requested to vote on the proposals described in this 2023 Proxy Statement (the “2023 Proxy Statement”). This 2023 Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is included in these materials?

The proxy materials include:
•our 2023 Proxy Statement for the 2023 Annual Meeting;
•our annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”); and
•the proxy card or a voting instruction card for the 2023 Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this 2023 Proxy Statement and our 2022 Annual Report, to our stockholders by providing access to such documents over the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

How can I access the proxy materials over the Internet?

The Notice of Internet Availability, proxy card or voting instructions card will contain instructions on how to:
•access and view our proxy materials for the 2023 Annual Meeting over the Internet; and
•how to vote your shares.

If you choose to receive our future proxy materials electronically, it will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials electronically, you will receive an e-mail next year with instructions containing a link to the website where those materials are available. Your election to receive proxy materials electronically will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

Stockholders receiving a Notice of Internet Availability will find instructions in that notice about how to obtain a paper copy of the proxy materials. Stockholders receiving a Notice of Internet Availability by e-mail will find instructions in that e-mail about how to obtain a paper copy of the proxy materials. Stockholders who have previously submitted a standing request to receive paper copies of our proxy materials will receive a paper copy of the proxy materials by mail.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice of 2023 Annual Meeting of Stockholders, 2023 Proxy Statement and 2022 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of 2023 Annual Meeting of Stockholders, 2023 Proxy Statement and 2022 Annual Report, or if you hold stock of the Company in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Corporate Secretary of the Company by sending a written request to NV5 Global, Inc., Corporate Secretary, 200 South Park Road, Suite 350, Hollywood, Florida 33021, or by calling (954) 495-2112.

If you participate in householding and wish to receive, free of charge, a separate copy of the Notice of 2023 Annual Meeting of Stockholders, 2023 Proxy Statement and 2022 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Corporate Secretary of the Company, as set forth above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Voting Information

What items of business will be voted on at the 2023 Annual Meeting?

The items of business scheduled to be voted on at the 2023 Annual Meeting are:

1.To elect eight Directors to hold office until the next annual meeting and until their respective successors are elected and qualified.

2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023.

3.To conduct a non-binding advisory vote to approve the compensation paid to the Company's named executive officers (the "Say-on-Pay Proposal").

4.To approve the NV5 Global, Inc. 2023 Equity Incentive Plan (the "2023 Equity Incentive Plan Proposal").

    We will also consider any other business that properly comes before the 2023 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares:
•“FOR” the election of each of the nominees for Director listed in Proposal No. 1.
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023.
•"FOR" the non-binding advisory vote to approve the compensation of our named executive officers.
•"FOR" the approval of the NV5 Global, Inc. 2023 Equity Incentive Plan.
Who is entitled to vote at the 2023 Annual Meeting?

Only stockholders of record at the close of business on Wednesday, April 19, 2023 (the “Record Date”) will be entitled to vote at the 2023 Annual Meeting. As of the Record Date, 15,708,193 shares of the Company’s common stock were outstanding and entitled to vote. Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the eight Director nominees and one vote on each other matter.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the 2023 Annual Meeting will be available online at the virtual portion of the 2023 Annual Meeting. We will also make a list of these stockholders available for ten days prior to the 2023 Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., local time, at our principal executive offices at 200 South Park Road, Suite 350, Hollywood, Florida 33021. If you would like to examine the list for any purpose germane to the 2023 Annual Meeting prior to the meeting date, please contact our Corporate Secretary.

How can I vote if I own shares directly?

Most stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:
•By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 4:00 p.m., Eastern Time, on Monday, June 12, 2023. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.
•By Attending the Meeting: Please follow the instructions in the "How can I participate and vote in the 2023 Annual Meeting" section of this proxy statement.

•By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.
Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote by mail without giving specific voting instructions, your shares will be voted:
•“FOR” Proposal No. 1 – Election of the eight Director nominees named herein to the Board of Directors.
•“FOR” Proposal No. 2 – Ratification of the appointment of our independent registered public accounting firm.
•“FOR” Proposal No. 3 – The non-binding advisory vote to approve the compensation of our named executive officers.
•"FOR" Proposal No. 4 – The approval of the NV5 Global, Inc. 2023 Equity Incentive Plan.
If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and your broker or nominee is considered the “stockholder of record” with respect to those shares. Your broker or nominee should be forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to participate in the 2023 Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person unless you obtain a legal proxy from your brokerage firm or bank. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

What is a quorum for the Annual Meeting?

The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding as of the Record Date, represented in person or by proxy, is necessary to constitute a quorum for the transaction of business at the 2023 Annual Meeting. In accordance with Delaware law, the board of directors has authorized that the annual meeting be held as a hybrid meeting, and accordingly, stockholders and proxy holders attending the virtual portion of the annual meeting are deemed present in person for purposes of determining the presence of a quorum in addition to those attending the in-person portion of the annual meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you participate in, and vote at, the 2023 Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 - Election of Directors	Director nominees receiving the highest number of “FOR” votes	No
No. 2 - Ratification of Appointment of Deloitte & Touche LLP	Majority vote of shares present and entitled to vote in person or by proxy	Yes
No. 3 - Say-on-Pay Proposal	Majority vote of shares present and entitled to vote in person or by proxy	No
No. 4 - 2023 Equity Incentive Plan	Majority vote of shares present and entitled to vote in person or by proxy	No

For the election of Directors, the eight Director nominees who receive the highest number of “FOR” votes will be elected as Directors. You may vote “FOR” or “WITHHOLD” with respect to each Director nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention. The ratification of the appointment Deloitte & Touche LLP, the Say-on-Pay Proposal, and the approval of the NV5 Global, Inc. 2023 Equity Incentive Plan each requires the affirmative vote of a majority of the shares present and entitled to vote either in person or by proxy.

What is the effect of abstentions and broker non-votes?

Shares not present at the meeting and shares voted “WITHHOLD” will have no effect on the election of Directors. For the ratification of the appointment of Deloitte & Touche LLP, the 2023 Equity Incentive Plan Proposal, and the Say-on-Pay Proposal, abstentions will have the same effect as an “AGAINST” vote while broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on such matters. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of Directors, the approval of the 2023 Equity Incentive Plan Proposal, or the Say-on-Pay Proposal. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of Directors, the approval of the 2023 Equity Incentive Plan Proposal, and advisory votes such as the Say-on-Pay Proposal. Banks and brokers may not vote on the election of Directors proposal, the 2023 Equity Incentive Plan Proposal, or the Say-on-Pay Proposal if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the 2023 Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the 2023 Annual Meeting. If you are a stockholder of record, you may change your vote by: (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the 2023 Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the 2023 Annual Meeting and voting (although attendance at either the in-person or virtual portions of the 2023 Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via phone or Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to Computershare together with your email address as described below, by attending the 2023 Annual Meeting and voting electronically.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the 2023 Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Who will count the votes?

Our Corporate Secretary and General Counsel will tabulate the votes and act as inspectors of election.

Where can I find the voting results of the 2023 Annual Meeting?

We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K report to be filed with the SEC within four business days of the 2023 Annual Meeting.

Participating in the 2023 Annual Meeting

How can I participate and vote in the 2023 Annual Meeting?

Virtual Portion

Stockholders of record at the close of business on Wednesday, April 19, 2023 will be able to attend the virtual portion of the 2023 Annual Meeting, vote, and submit questions during the 2023 Annual Meeting by visiting meetnow.global/MWNDH7U at the meeting date and time. We encourage you to access the virtual portion of the 2023 Annual Meeting prior to the start time; online access will begin at 1:30 p.m., Eastern Time. The one item of information needed to access the virtual annual meeting from the website is as follows:

Username: the 15-digit control number located in the shaded bar on the Notice you receive or on the proxy card.

Have the Notice or proxy card in hand when you access the website and then follow the instructions. If you are a stockholder of record, you are already registered for the virtual portion of the 2023 Annual Meeting. If you hold your shares beneficially in street name, you must register in advance to attend the virtual portion of the 2023 Annual Meeting, vote, and submit questions. To register in advance you must obtain a legal proxy from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare. Requests for registration should be directed to:

Computershare
NV5 Global Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on June 6, 2023. Even if you plan to attend the virtual portion of the 2023 Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Stockholders of record and beneficial owners who duly registered to attend the virtual portion of the 2023 Annual Meeting will be able to vote their shares and submit questions at any time during the 2023 Annual Meeting by following the instructions on the website referenced above.

If you have technical difficulties or trouble accessing the virtual meeting at any time after online access commences at 1:30 p.m., Eastern Time, on the date of the 2023 Annual Meeting, please access the support link provided on the website referenced above.

In-Person Portion

You are entitled to attend the in-person portion of the 2023 Annual Meeting only if you were a stockholder of the Company as of the Record Date. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee and a legal proxy from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the in-person portion of the 2023 Annual Meeting. For security reasons, you and your bags may be subject to search prior to your admittance to the in-person portion of the 2023 Annual Meeting.

What happens if additional matters are presented at the 2023 Annual Meeting?

If any other matters are properly presented for consideration at the 2023 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2023 Annual Meeting to another time or venue (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the 2023 Annual Meeting.

Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, Directors and employees. No additional compensation will be paid to our officers, Directors or employees for such solicitation.

CORPORATE GOVERNANCE

Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of our Chief Executive Officer and the oversight of our Board in accordance with the Delaware General Corporation Law, as implemented by the Company’s Amended and Restated Certificate of Incorporation and Bylaws. The fundamental role of the Board is to effectively govern the affairs of the Company in the best interests of the Company and our stockholders. The Board strives to ensure the success and continuity of our business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

Director Qualification Standards and Review of Director Nominees

The Nominating and Governance Committee (the “Governance Committee”) makes recommendations to the Board regarding the size and composition of the Board. The Governance Committee is responsible for screening and reviewing potential Director candidates and recommending qualified candidates to the Board for nomination. The Governance Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Governance Committee to assess his or her qualifications. Nominations from stockholders must be addressed and received in accordance with the instructions set forth under “Stockholder Proposals or Nominations to be Presented at Next Annual Meeting” later in this 2023 Proxy Statement in order to be included in the proxy statement relating to the next annual election of Directors.

Criteria for Board of Directors Membership

The Nominating and Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current size and composition of the Board. This assessment includes issues of diversity and numerous other factors, such as skills, background, experience and expected contributions in areas that are relevant to the Company’s activities. These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board as a whole when the Nominating and Governance Committee recommends candidates to the Board for nomination. As a result, the priorities and emphasis that the Nominating and Governance Committee, and the Board, places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of the Board. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. In addition, the Nominating and Governance Committee and the Board are committed to considering candidates for the Board regardless of gender, ethnicity and national origin and seeks individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences. We believe that the considerations and the flexibility of our nomination process have created Board diversity of a type that is effective for our Company.

Director Independence

The Board has determined that, other than Mr. Dickerson Wright, our Chairman and Chief Executive Officer, Mr. Alexander A. Hockman, our Chief Operating Officer, President and a Director, and Ms. MaryJo O’Brien, our Executive Vice President, Chief Administrative Officer and a Director, each of the members of the Board is an “independent director” for purposes of the NASDAQ Stock Market (“NASDAQ”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and the various committees of the Board. NASDAQ’s independence definition includes a series of objective tests, such as that the Director has not been an employee of the company within the past three years and has not engaged in various types of business dealings with the Company. In addition, as further required by NASDAQ Listing Rules, our Board has made an affirmative subjective determination as to each independent Director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and us with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management. On an annual basis, each Director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her family, have a direct or indirect material interest.

Based upon all of the elements of independence set forth in the NASDAQ Listing Rules, the Board has determined that each of the following non-employee Directors is independent and has no relationship with the Company, except as a Director and stockholder of the Company: Messrs. William D. Pruitt and François Tardan, Ms. Laurie Conner, and Dr. Denise Dickins. The Board has determined that Mr. Brian C. Freckmann, candidate for election as a Director, will qualify as a non-employee "independent director" for purposes of the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Exchange Act with no relationship with the Company, except as a Director and stockholder of the Company, should he be elected at the 2023 Annual Meeting.

Board of Directors Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Our Corporate Governance Guidelines currently provide that the Board may choose to appoint a single person to a combined Chief Executive Officer and Chairman role or appoint a Chairman who does not also serve as Chief Executive Officer. Currently, our Chief Executive Officer also serves as Chairman and, as discussed below, our independent Directors also elect a Lead Independent Director. The Board believes this leadership structure is optimal for the Company at the current time, as it provides the Company with a Chief Executive Officer and Chairman with a long history of service in a variety of positions and who is, therefore, deeply familiar with the history and operations of the Company. The

Board also believes that the current leadership structure provides independent oversight and management accountability through regular executive sessions of the independent Directors that are mandated by our Corporate Governance Guidelines and which are chaired by the Lead Independent Director, as well as through a Board composed of a majority of independent Directors.

Lead Independent Director

Mr. William D. Pruitt was elected by our independent Directors to serve as the Lead Independent Director, and he has served in such capacity since September 2020. As Lead Independent Director, Mr. Pruitt has the following duties and responsibilities:
•Advise the Chairman as to an appropriate schedule of Board meetings.
•Review and provide the Chairman with input regarding the agendas for the Board meetings.
•Be available for direct communication with the Company's shareholders.
•Call meetings of the independent directors when necessary or appropriate.
•Perform such other duties as the Board may from time to time determine necessary.

Executive Sessions

Our independent Directors meet periodically in executive session. Generally, executive sessions are scheduled as a part of all regular Board meetings, and, in any event, such sessions are held not less than twice during each calendar year. Executive sessions are chaired by our Lead Independent Director who reports relevant matters discussed in the executive session to the Chief Executive Officer.

Board of Director’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. An Enterprise Risk Management (ERM) process has been implemented which is managed by key senior management. While our Board is responsible for monitoring and assessing strategic risk exposure, it has delegated responsibility related to certain risks to the Audit, Compensation, and Nominating and Governance Committees. Our Audit Committee has the responsibility to consider and discuss our significant financial, operational, compliance, reputational, strategic, cybersecurity, and environmental, social and governance risks that could have a material impact on the Company’s financial statements or SEC filings, as well as the steps management has taken to monitor and control such exposures to be within the Company’s risk tolerance, and to comply with applicable laws and regulations, and to oversee the performance of our internal audit function. Our Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee has responsibility to determine whether our compensation-related practices, policies, and programs encourage unnecessary or excessive risk taking.

Board of Director’s Role in Succession Planning

As provided in our Corporate Governance Guidelines, the Board is responsible for planning for the succession of the position of Chief Executive Officer and other senior management positions. To assist the Board, the Chief Executive Officer shall report periodically to the Board on succession planning. The independent Directors shall consult with the Chief Executive Officer to: (1) develop plans for interim succession of the Chief Executive Officer in the event that such officer should become unable to perform his or her duties, and (2) assess the qualification of senior officers as potential successors to the Chief Executive Officer.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or an individual Director may do so by sending written correspondence by mail, facsimile or email to: the Board or individual Director, c/o the Corporate Secretary of the Company at 200 South Park Road, Suite 350, Hollywood, FL 33021; Fax: (954) 495-2102; Email Address: MaryJo.OBrien@nv5.com. The mailing envelope, facsimile cover letter or email must contain a clear notation indicating that the enclosed correspondence is a “Stockholder Board Communication.” The Corporate Secretary has been authorized to screen such communications and handle differently any such communications that are abusive, in bad taste or that present safety or security concerns. All such communications must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will maintain a log of such communications and make copies of all such communications and circulate them to the full Board or the appropriate Directors.

Indemnification of Directors and Officers

As required by our Amended and Restated Certificate of Incorporation and Bylaws, we indemnify our Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. We also have entered into agreements with our Directors and officers that contractually obligate us to provide this indemnification.

Policies on Business Conduct and Ethics

All our employees, including our Chief Executive Officer, Chief Financial Officer, and controller, are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a commitment to honesty, fair dealing and full compliance with all laws and regulations affecting the Company’s business. Our policies and procedures cover all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to laws and regulations applicable to the conduct of our business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. As required by the Sarbanes-Oxley Act of 2002, our Audit Committee has procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The full text of our Code of Business Conduct and Ethics is posted on the “Investors - Corporate Governance” page of our website at www.nv5.com.

We will disclose any future amendments to, or waivers from, provisions of these ethics policies and standards on our website as promptly as practicable, as may be required under applicable SEC and NASDAQ rules and, to the extent required, by filing Current Reports on Form 8-K with the SEC disclosing such information.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. These guidelines are available on our website at www.nv5.com on the “Investors - Corporate Governance” page.

Anti-Hedging Policy

We have adopted an insider trading policy that includes an anti-hedging provision restricting the circumstances under which our employees may engage in short sales, maintain shares of our common stock in margin accounts and engage in certain hedging transactions – including zero-cost collars and forward sale contracts – that have the economic effect of locking in a particular value in exchange for future appreciation.

Board and Committee Membership

Meetings of the Board of Directors and Committees

The Board held seven (7) meetings during the fiscal year ended December 31, 2022. The Board has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Governance Committee. During fiscal year 2022, each of our Directors attended at least 75% of the total number of meetings of the Board and at least 75% of the total number of meetings of the committees of the Board on which such Director served during that period. Mr. William D. Pruitt, our Lead Independent Director, presided over all executive sessions of our Directors.

The table below provides membership and meeting information for each of the committees of the Board for fiscal year 2022.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Dickerson Wright	-	-	-
Alexander A. Hockman	-	-	-
MaryJo O’Brien	-	-	-
Laurie Conner	-	X	Chair
William D. Pruitt	Chair	X	X
Denise Dickins	X	Chair	X
François Tardan	X	-	-
Total meetings during fiscal year 2022	4	7	3
The Nominating and Governance Committee has recommended Mr. Brian C. Freckmann, candidate for election as Director, to serve as a member of the Nominating and Governance Committee following his election at the 2023 Annual Meeting.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors' self-reporting and reflects compliance with the objectives of Nasdaq Rule 5605(f)(3) by having at least one diverse director by December 31, 2023. As we pursue future Board recruitment efforts, our Nominating and Governance Committee will continue to see candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix (As of May 1, 2023)
Board Size:
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latin	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Audit Committee

The members of the Audit Committee are Messrs. William D. Pruitt (Chair), François Tardan, and Dr. Denise Dickins. Each of the members of the Audit Committee is independent for purposes of the NASDAQ Listing Rules and meets the independence standard for audit committee members set out in Rule 10A-3(b)(1) of the Exchange Act.

All Audit Committee members possess the required level of financial literacy as defined in our Audit Committee charter, and all Audit Committee members qualify as "audit committee financial experts" as defined by applicable Securities & Exchange Commission (referred to as the SEC) rules and regulations and meet the current standard of requisite financial management expertise and independence as required by NASDAQ Listing Rules and applicable SEC rules and regulations. The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies, and reviewing and approving any related party transactions. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2 of this 2023 Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Dr. Denise Dickins (Chair), Mr. William D. Pruitt, and Ms. Laurie Conner. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ Listing Rules. The Compensation Committee is responsible for the design and oversight of our compensation program and policies for our executive officers and non-employee Directors. The Compensation Committee seeks to ensure that the executive pay program reinforces the Company’s compensation philosophy and aligns with the interests of our stockholders. The Compensation Committee also reviews and approves all equity grants under the Company’s 2011 Equity Incentive Plan (as amended, the “2011 Equity Incentive Plan”) and the Company’s Employee Stock Purchase Plan. The Compensation Committee also periodically monitors any potential risks associated with the Company’s compensation program and policies.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Ms. Laurie Conner (Chair), Mr. William D. Pruitt, and Dr. Denise Dickins. The Nominating and Governance Committee has recommended Mr. Brian C. Freckmann, candidate for election as a Director, to serve as a member of the Nominating and Governance Committee following his election at the 2023 Annual Meeting. Each of the members of the Nominating and Governance Committee is independent for purposes of the NASDAQ Listing Rules. The Nominating and Governance Committee considers qualified candidates for appointment and nomination for election to the Board and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to Board, and oversees the regular evaluation of our Directors and management.

Committee Charters

Our Board has adopted a written charter for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee. Each charter is available on our website at www.nv5.com on the “Investors - Corporate Governance” page.

Director Participation at Annual Meetings

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by Directors at an in-person meeting or participation in a virtual meeting, taking into account the Directors’ schedules. All Directors are encouraged to participate in the Company’s annual meeting of stockholders absent an unavoidable and irreconcilable conflict. All of the Directors serving at the time of the 2022 annual meeting of stockholders attended such meeting. All of our Director candidates and candidates for re-election, as the case may be, are expected to participate in the 2023 Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

We have a Board currently consisting of seven Directors. There are eight nominees for Director to be voted on at the 2023 Annual Meeting. All of the nominees which are current Directors have consented to serve as Directors. Additionally, Mr. Brian C. Freckmann has consented to serve as a Director, subject to his election at the 2023 Annual Meeting. Each Director to be elected will hold office until the next annual meeting and until his or her respective successor is elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. Should a nominee become unable to serve or should a vacancy on the Board occur before the 2023 Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board. In the vote on the election of the Director nominees, stockholders may vote “FOR” nominees or “WITHHOLD” votes from nominees. The eight Director nominees receiving the highest number of “FOR” votes will be elected as Directors. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of the election.

The persons appointed by the Board as proxies intend to vote for the election of each of the below Director nominees, unless you indicate otherwise on the proxy or voting instruction card.

Set forth below is biographical and other information about the Director nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Governance Committee and the Board to determine that each nominee should serve as a Director.

Our Board unanimously recommends that you vote “FOR” the nominees named below.

Director Nominees

Name	Age	Position	Director Since
Dickerson Wright	76	Chief Executive Officer and Chairman	September 2011
Alexander A. Hockman	65	Chief Operating Officer, President and Director	January 2015
MaryJo E. O’Brien	60	Director, Executive Vice President, Chief Administrative Officer and Secretary	June 2018
William D. Pruitt	82	Director	March 2013
François Tardan	70	Director	January 2015
Laurie Conner	68	Director	June 2019
Denise Dickins	61	Director	August 2021
Brian C. Freckmann	45	Director	Candidate for Director

Dickerson Wright. Mr. Wright has served as Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in September 2011. Mr. Wright previously served as our President from 2011 until January 1, 2015. Prior to the Company’s inception, Mr. Wright founded NV5 Holdings, Inc. (formerly known as NV5 Global, Inc. and NV5, Inc.), a Delaware corporation and wholly owned subsidiary of ours, in December 2009 and has served as its Chief Executive Officer, President and Chairman of the Board since its inception in December 2009.

Qualifications: Mr. Wright has over 40 years of uninterrupted experience in managing and developing engineering companies. From early 2008 through late 2009, Mr. Wright served as the Chief Executive Officer of Nova Group Services. Prior to joining Nova Group Services, Mr. Wright served as the Chief Executive Officer of Bureau Veritas, U.S. (“BV”), where he was responsible for developing BV’s U.S. operations through strategic acquisitions and follow-on growth. Before Mr. Wright joined BV, it had a minimal presence in the United States; however, by the time Mr. Wright left BV in 2007, its U.S. operations employed 3,200 people in 67 offices and generated $280 million in revenue. Prior to BV, Mr. Wright founded U.S. Laboratories in 1993 and oversaw its growth to 1,000 employees and $80 million in revenue. Mr. Wright led U.S. Laboratories to a successful initial public offering in 1999 (NASDAQ: USLB), and, in 2001, U.S. Laboratories was named as the small cap growth stock of the year. Mr. Wright earned a Bachelor of Science degree in Engineering from Pacific Western University and is a board certified engineer in California.

Our Board believes that Mr. Wright’s experience founding, managing and building engineering and consulting firms into national engineering platforms, including a publicly traded engineering and consulting firm, provides us with highly valuable industry specific business, leadership and management experience.

Alexander A. Hockman. Mr. Hockman has served as a member of our Board of Directors since January 28, 2015 and as our Chief Operating Officer and President since January 1, 2015. Prior to becoming President and Chief Operating Officer, Mr. Hockman served as our Executive Vice President beginning September 2011 and President of NV5 - Southeast beginning February 2010.

Qualifications: Mr. Hockman has over 30 years of diverse experience in the fields of construction inspections, materials testing, geotechnical, environmental, waterfront, construction and building envelope consulting. From March 2003 until March 2010, Mr. Hockman served as the Chief Operating Officer of the Construction Materials Testing Division of BV. Further, from 1985 until its acquisition by BV in 2003, Mr. Hockman served as the President of Intercounty Laboratories. Mr. Hockman earned a Bachelor of Science degree in Civil Engineering from Florida International University and is a licensed engineer in Florida.

Our Board believes that Mr. Hockman’s experience in construction inspections, materials testing and industry specific consulting, provides us with highly valuable industry specific business and management experience.

MaryJo O’Brien. Ms. O’Brien has served as a member of our Board of Directors since June 9, 2018 and has served as our Executive Vice President, Chief Administrative Officer and Secretary since September 2011. Prior to her present role, Ms. O’Brien served as Executive Vice President of Human Resources and Administration of NV5 Global, Inc. from January 2010 to September 2011.

Qualifications: Ms. O’Brien has more than 30 years of experience in human resources, administration and the engineering and consulting industry. From March 2008 through November 2009, Ms. O’Brien served as the Director of Human Resources for Nova Group Services, Inc. From 2002 to 2008, Ms. O’Brien held various management positions with BV. Further, Ms. O’Brien served in similar human resources and administrative capacities for Testing Engineers - San Diego and U.S. Laboratories from 1987 to 2002. Ms. O’Brien earned a Bachelor’s degree in Communications and Business Economics from the University of California at San Diego.

Our Board believes that Ms. O’Brien has extensive administrative experience with public and financial accounting matters for corporate organizations and provides significant insight and expertise to our Board on human resources and relations, executive compensation and public company reporting.

Non-Employee Directors

William D. Pruitt. Mr. Pruitt has served as a member of our Board since March 26, 2013.

Qualifications: Mr. Pruitt has served as General Manager of Pruitt Enterprises, LP and President of Pruitt Ventures, Inc. since 2000. Mr. Pruitt has more than 20 years of experience as an independent board member for numerous companies and has held various roles as either member or chairman for these companies’ audit committees. These companies include MAKO Surgical Corp., a developer of robots for knee and hip surgery; Swisher Hygiene, Inc., a hygiene services company; the PBSJ Corporation, an international professional services firm; KOS Pharmaceuticals, Inc., a fully integrated specialty pharmaceuticals company and Adjoined Consulting, Inc., a full-service management consulting firm. From 1980 to 1999, Mr. Pruitt served as the managing partner for the Florida, Caribbean and Venezuela operations of the independent auditing firm of Arthur Andersen LLP. Mr. Pruitt earned a Bachelor of Business Administration degree from the University of Miami and is a Certified Public Accountant, in good standing.

Our Board believes that Mr. Pruitt’s extensive experience with public and financial accounting matters for corporate organizations, as well as experience as a consultant to and Director of other public companies, provides significant insight and expertise to our Board.

François Tardan has served as a member of our Board since January 28, 2015.

Qualifications: Mr. Tardan has served as Chief Executive Officer of Leitmotiv Private Equity since 2012. From 1998 to 2011, Mr. Tardan served as Executive Vice President and Chief Financial Officer of BV. During Mr. Tardan’s tenure at BV, revenues grew from €650 million to €3.4 billion and EBITDA margins increased from 8% to 16.5%. Under his leadership, the company also completed more than 100 acquisitions in Asia, North America, Latin America, and Europe and completed a successful IPO in 2007 with a placement exceeding €1 billion. BV shares increased in price from €37.7 to €56 during the time Mr. Tardan was with the company despite the impact of the 2008 financial crisis. Before 1998, Mr. Tardan was President and CEO of Fondasol, a notable European geotechnical firm. François Tardan graduated from Ecole Nationale d’Administration (ENA) in Paris and received his MBA from Ecole des Hautes Etudes Commerciales (HEC).

Our Board believes that Mr. Tardan’s extensive financial accounting experience with corporate organizations combined with his international leadership experience, provides significant accounting expertise and exceptional global perspective that will aid our Board in making sound decisions regarding our expansion into international markets.

Laurie Conner. Ms. Conner has served as a member of our Board since June 8, 2019.

Qualifications: Ms. Conner has over 35 years of experience in technology companies focusing on strategy, marketing, sales and business development. Ms. Conner has been President of the Detection Group, a Watts brand, a cloud-based IoT technology solution for commercial buildings to reduce water losses, since July 2013. Previously, Ms. Conner served as President of Gazebo Capital Management LLC, a financial technology and investment firm and as Global Vice President of Sales and Marketing for a division of New Focus, a leader in optical networking and photonics. Ms. Conner holds a Bachelor degree in Civil Engineering from Duke University, a Masters degree in Civil & Environmental Engineering from Stanford University and a Masters of Business Administration from the Harvard Business School.

Our Board believes that Ms. Conner’s years of experience with technology companies combined with her senior managerial experience in sales and marketing provides significant expertise and perspective that will aid our Board in making sound decisions regarding our expansion into new markets.

Dr. Denise Dickins. Dr. Dickins has served as a member of our Board since August 25, 2021.

Qualifications: Dr. Dickins is Professor Emeritus at East Carolina University where she was employed from 2006 to 2022 and taught courses in auditing and corporate governance. From 2002 to 2006, while earning her Ph.D., she was an instructor of various accounting courses at Florida Atlantic University. Prior to that, she served in varying capacities with Arthur Andersen LLP from 1983 to 2002, including Partner in Charge of the South Florida Audit Division. Dr. Dickins is a certified public accountant and certified internal auditor and has served on the board of several publicly traded companies. She currently serves on the board of Watsco, Inc. (chair of the audit committee and chair of the compensation committee). Dr. Dickins brings auditing and accounting, social, and corporate governance skills to the Board.

Our Board believes that Dr. Dickins extensive experience with public and financial accounting and auditing matters for corporate organizations, her research on corporate governance, auditing, and diversity-related matters, as well as her experience as the Partner in Charge of the South Florida Audit Division at Arthur Andersen provide significant insight and expertise to our Board.

Brian C. Freckmann. Mr. Freckmann has been nominated as a candidate for election as a member of the Board of Directors at the 2023 Annual Meeting.

Qualifications: Mr. Freckmann is the founder of Lyon Street Capital and has served as General Partner since 2008. Prior to founding Lyon Street Capital, he served as a Portfolio Manager at Crown Capital from 2003 to 2008. Mr. Freckmann has over 20 years of senior management experience and possesses a strong understanding of markets, strategic management, M&A, and profitable growth at the Board and Senior Executive level. Mr. Freckmann earned a Bachelor of Arts degree from the University of Pennsylvania. Mr. Freckmann has served as an Advisory Board member at NV5 since 2020. Mr. Freckmann brings investing, strategic research, and M&A skills to the Board.

Our Board believes that Mr. Freckmann's extensive experience with strategic research on M&A and his experience as General Partner at Lyon Street Capital provide significant insight and expertise to our Board.

EXECUTIVE OFFICERS

The following sets forth information regarding our non-director executive officers as of the date of this 2023 Proxy Statement. For information regarding Dickerson Wright, our Chief Executive Officer and Chairman, Alexander A. Hockman, our Chief Operating Officer, President and Director, and MaryJo O’Brien, our Executive Vice President, Chief Administrative Officer and Secretary and Director, see “Proposal No. 1 - Election of Directors” above.

Name	Age	Position
Donald C. Alford	79	Executive Vice President
Richard Tong	54	Executive Vice President and General Counsel
Edward H. Codispoti	52	Chief Financial Officer

Donald C. Alford. Mr. Alford served as a member of our Board from March 26, 2013 to June 9, 2018 when he retired from the Board at the 2019 Annual Meeting. Mr. Alford has served as our Executive Vice President since September 2011 and as the Executive Vice President of NV5 Global, Inc. since February 2010 and is responsible for M&A and other growth initiatives. From February 2007 until February 2010, Mr. Alford held a similar position with Nova Group Services, Inc. From November 2002 to November 2006, Mr. Alford acted as the exclusive M&A agent in the U.S. for BV. Further, from 1998 to 2002, Mr. Alford served as the Executive Vice President and Secretary for U.S. Laboratories. Mr. Alford earned a Bachelor of Arts degree in History from Princeton University and a Master of Business Administration degree from the University of Virginia. Mr. Alford also served as an officer in the U.S. Marine Corps from 1965 until 1968.

Richard Tong. Mr. Tong has served as our Executive Vice President and General Counsel since April 2010. Mr. Tong has approximately 20 years of experience working in the engineering, environmental, consulting, testing and inspection industry. In his capacity as our Executive Vice President and General Counsel, Mr. Tong devotes a considerable amount of time to acquisitions, strategic planning, corporate compliance and legal matters. From November 2008 through November 2009, Mr. Tong served as the Executive Vice President and General Counsel of Nova Group Services, Inc., an engineering and consulting services company. Mr. Tong also served as the Executive Vice President and General Counsel for BV from January 2003 until November 2008 and headed BV’s Legal, Ethics, Compliance, and Risk Management programs in North America. Mr. Tong earned a Bachelor of Science degree in both Biology and Chemistry and a Juris Doctorate degree from the University of Miami and is a licensed attorney in Florida.

Edward H. Codispoti. Mr. Codispoti has served as our Chief Financial Officer since June 6, 2019. Mr. Codispoti was previously the Chief Financial Officer of Ilumno Holdings, Ltd. since May 2017 and as CFO of JetSmarter, Inc. from October 2016 to March 2017. He served in various capacities for TradeStation Group, Inc. including CFO from June 2011 to August 2016, Chief Accounting Officer from February 2010 to June 2011 and Corporate Controller and Vice President of Accounting from September 2007 to May 2011. Mr. Codispoti began his career at Arthur Andersen, LLP. He is a Certified Public Accountant and a Member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Codispoti earned his Bachelor of Accounting and Master of Accounting degrees from Florida International University.

There are no family relationships among any of our current Directors or executive officers.

Director Skills & Experience

The table below details the skills and experience each Director and candidate for director brings to our Board.

Skills/Experience	Dickerson Wright	Alexander Hockman	MaryJo O'Brien	William Pruitt	Francois Tardan	Laurie Conner	Denise Dickins	Brian Freckmann
Public Company Board Service	X	-	-	X	X	-	X	-
Entrepreneurship	X	X	X	X	X	X	-	X
Technical, Engineering, and Consulting	X	X	X	X	X	X	-	-
Regulation	X	X	X	X	X	X	X	X
Technology and Innovation	X	X	X	X	X	X	-	X
Social, Management, and Leadership	X	X	X	X	X	X	X	X
Financial Reporting and Internal Controls	-	-	-	X	X	-	X	-
Corporate Governance	X	-	X	X	X	X	X	X

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 30, 2023. Deloitte & Touche LLP has acted in such capacity since its appointment on June 18, 2015. A representative of Deloitte & Touche LLP is expected to attend the 2023 Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 30, 2023. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

The affirmative vote of a majority of the shares present and entitled to vote either in person or by proxy at the 2023 Annual Meeting is required for approval of this proposal. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote “AGAINST” this proposal.

In the event that our stockholders fail to ratify the selection of Deloitte & Touche LLP, it will be considered a recommendation to the Board and the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current year, the appointment for 2023 will stand unless the Audit Committee determines there is a reason to make a change. Even if the selection of Deloitte & Touche LLP as our independent registered public accounting firm is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board unanimously recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2022 and January 1, 2022 by Deloitte & Touche LLP:

	Year Ended December 31, 2022	Year Ended January 1, 2022
Audit fees (1)	$2,243,560	$2,139,540
Audit-related fees (2)	—	—
Tax fees (3)	9,020	53,917
All other fees (4)	—	—
Total	$2,252,580	$2,193,457

(1)Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements, consultations in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered and non-registered securities offerings.

(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has pre-approved all auditing services and permitted non-audit services performed for us by Deloitte & Touche LLP in 2022 and 2021, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit).

The Audit Committee has determined that all services performed by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may form and delegate authority to subcommittees of the Audit Committee, consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of three Directors, each of whom, in the judgment of the Board, is an “independent director” as defined in the NASDAQ Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the Company’s website at www.nv5.com on the “Investors - Corporate Governance” page.

As described more fully in its charter, the purpose of the Audit Committee is to:
•oversee the Company’s relationship with its independent auditors, including appointing or changing the Company’s independent auditors and ensuring their independence;
•oversee the Company’s accounting and financial reporting processes, the Company’s systems of internal control and audits of the Company’s financial statements; and
•approve in advance the engagement of the independent registered public accounting firm for all audit and non-audit services.
Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:
•reviewed and discussed the Company’s audited financial statements with management;
•discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees; and
•received from Deloitte & Touche LLP the written disclosures and the letter regarding its communications with the Audit Committee concerning independence as required by the applicable requirements of the PCAOB and discussed with Deloitte & Touche LLP the firm's independence from our Company and management.
In addition, the Audit Committee has met separately with management and Deloitte & Touche LLP and reviewed and discussed with management and Deloitte & Touche LLP the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and Deloitte & Touche LLP’s audit of internal control over financial reporting.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Pruitt (Chairman)
François Tardan
Denise Dickins

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference in such filing and shall not otherwise be deemed “filed” under either the Securities Act or the Exchange Act or considered to be “soliciting material.”

COMPENSATION DISCUSSION AND ANALYSIS
Overview

Below is an analysis and detailed description of the Company’s executive compensation philosophy, practices, and policies as they concern the officers named below, also referred to as “named executive officers” or “NEOs.” NV5 has at all times strived to reflect a fundamental “pay-for-performance” culture regarding executive compensation, which drives the work of both our Compensation Committee members and the members of our management team who support their efforts. Our board and senior management have long observed the primary objectives of NV5’s executive compensation policies to be:

•Attracting and retaining the best qualified executives to provide both strategic vision and management excellence;
•Aligning the interests of our senior executives with the long-term success of the Company;
•Recognizing and rewarding growth in our business, increasing total shareholder returns and appropriate risk management; and
•Motivating our executives to work seamlessly as a team while performing at the highest levels of which they are capable as individuals.

We believe that our overall executive compensation philosophy and our emphasis on long-term performance has played a large role in maintaining a stable leadership team which, in turn, has generated remarkable growth and long-term value for our stockholders. The purpose of this compensation discussion and analysis is to provide our stockholders with the information necessary to assess our executive compensation program and observe our strong pay-for-performance philosophy.

For purposes of review and analysis in this 2023 Proxy Statement, our NEOs for fiscal 2022 were:

Name	Title
Dickerson Wright	Chief Executive Officer and Chairman
Alexander A. Hockman	Chief Operating Officer and President
Richard Tong	Executive Vice President and General Counsel
Donald C. Alford	Executive Vice President
Edward H. Codispoti	Chief Financial Officer

Results of 2022 Shareholder Vote on Named Executive Officer Compensation

In June 2022, we held a shareholder advisory vote on the compensation paid to our NEOs, which resulted in approximately 76% of votes cast in favor of our say-on-pay proposal. The Compensation Committee evaluated the Company's compensation policies and practices throughout the remainder of 2022, our Board chose to make no significant changes to our existing executive incentive programs as they felt the programs worked as designed and support our pay-for-performance philosophy.

Fiscal 2022 Financial Highlights

•Gross revenues in 2022 were $786.8 million compared to $706.7 million in 2021, an 11% increase.
•Net income in 2022 was $50.0 million compared to $47.1 million in 2021, a 6% increase.
•GAAP EPS in 2022 was $3.27 per share compared to $3.22 per share in 2021, a 2% increase.
•Cash flows from operating activities in 2022 were $94.0 million compared to $101.4 million in 2021. Cash flows from operations in 2022 included an income tax payment of $9.4 million as a result of new tax provisions that require capitalization and amortization of research and development costs.

Strong Long-Term Stock Price Performance

NV5 has demonstrated a resilient track record of strong growth in cumulative total return for its stockholders since we began trading on NASDAQ in 2013. Our cumulative total stockholder return ("TSR") was 144% for the period from January 2018 through December 2022. We compare our TSR to the Russell 2000 Index and the S&P 1500 Construction and Engineering Index, and outperformed both over this cumulative five-year period. TSR measures the return that we have provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment thereof).

Compensation Best Practices Highlights

NV5’s executive compensation program has been designed to incorporate many industry best practices, including:

Best Practices in NV5’s Program	Practices We Do Not Engage In
• Pay-for-performance	• No defined benefit pension plan
• Annual performance-based incentives paid entirely in restricted stock	• No re-pricing of stock options (none issued since IPO in 2013)
• Multi-year vesting period for equity performance-based awards	• No excise tax gross-up provisions in employment agreements
• Modest perquisites
• Industry comparisons to benchmark and analyze compensation levels and metrics
• Double-trigger change of control provisions
• Anti-hedging and anti-pledging policies

From the Top Down – NV5’s Compensation Philosophy

Our core principle is that good people should be paid well when they do an outstanding job. We also believe that short-term opportunism should be discouraged and therefore we have designed our compensation packages to reward informed risk-taking by our senior executives. We apply this philosophy to our entire senior executive team including our CEO, Mr. Wright, who by turn follow these principles when making compensation decisions lower down in the NV5 organization.

By keeping our compensation program competitive yet straightforward, NV5 believes it can attract, motivate and retain a talented and driven team of executive officers who will provide leadership for our continued success in the changing and highly competitive markets we face. We also seek to accomplish these objectives in a way that rewards both company and individual performance and aligns with our stockholders’ long-term interests.

The compensation for our NEOs consists of two primary elements: base salary and annual performance bonuses, the latter of which has been paid entirely in restricted stock. While we believe that our base salaries provide a fixed level of compensation necessary to attract and retain our executive officers, a significant portion of their compensation is in the form of variable annual performance bonuses.

Mix of Total Compensation
100%
75%
50%
25%
0%
72%
28%
48%
52%
47%
53%
49%
51%
53%
47%
Mr. Wright
Mr. Tong
Mr. Hockman
Mr. Alford
Mr. Codispoti
Base Salary
Annual Performance Bonus

Annual performance bonuses are designed to reward corporate and individual performance and future share value appreciation in a simple and straightforward manner. NV5’s executive compensation program is also designed to generate noticeable stability within the executive team.

Each NEO is a member of NV5’s executive team and is expected to contribute to the organization’s overall success rather than focus solely on specific objectives within his or her area of responsibility. Given this team-based approach, NV5 considers relative compensation levels among all executive team members to ensure that our compensation programs are applied consistently and equitably.

Use of Independent Compensation Consultant

The Compensation Committee has engaged Meridian Compensation Partners, LLC ("Meridian"), an independent compensation consulting firm, to periodically provide advice, relevant market data, various peer group comparisons, and best practices with respect to the compensation of our CEO and other NEOs. The Compensation Committee assessed the independence of Meridian based on the specific criteria under applicable SEC rules and determined that no conflict of interest is raised by Meridian's work for the Compensation Committee.

The Process of Setting Total Compensation, Compensation Mix and Incentive Goals

For 2022, the Compensation Committee made pay decisions based on industry comparisons and specific factors about each NEO including individual performance, experience, NV5 results, scope and responsibility, and retention. The Compensation Committee exercises its independent judgment to determine compensation levels for our CEO. Mr. Wright does not participate in the Compensation Committee’s deliberations or decisions about his own compensation. For all other executive officers, the Compensation Committee considers the CEO’s recommendation for setting compensation levels. The Compensation Committee gives considerable weight to the CEO’s evaluation of the other NEOs because of his direct and personal knowledge of each executive’s performance and capabilities.

Compensation Committee members have access to certain relevant information due to their position in the industry and will request NV5 management to compile other market information for the Committee’s review. This process generally takes place twice each year: in late February when performance for the prior fiscal year is reviewed, and in December when performance goals for the following fiscal year are considered. NV5’s annual incentive compensation awards are heavily based on prior year corporate and individual performance and determined with regard to objective and quantifiable goals discussed in advance with each NEO following the December meeting of the Compensation Committee.

Compensation Elements

As noted above, the primary components of NV5’s executive compensation program are base salary and performance based annual bonuses paid in time-based restricted stock. Each element is described in more detail below. As a general matter, determination regarding one element of compensation tends not to affect decisions regarding other elements given their different roles and purposes in motivation and retention of our NEOs.

Base Salary

Base salary is used to provide the NEOs a minimum, fixed level of cash compensation commensurate with their positions, experience, and qualifications. Base salary is designed to attract and retain talent, and to reward core competence in the executive's role. Salaries initially are negotiated and set forth in employment agreements with each of our executive officers and thereafter reviewed annually by the Compensation Committee, generally in late February or early March of each year. Salaries consider the performance of the executive, market data adjusted for individual qualifications, job requirements and individual performance. Mr. Wright's contract includes a variable cost of living base salary adjustment.

Annual Performance Bonus

The Compensation Committee may grant annual cash bonuses under NV5’s annual bonus plan and annual equity incentive awards (“AEIs”) under our 2011 Equity Incentive Plan, approved by our stockholders on March 8, 2013 (the “2011 Plan”). The Compensation Committee eliminated annual cash bonuses beginning in 2015 in favor of all incentive compensation being granted in the form of AEIs comprised of time-based restricted stock. The AEIs are used to motivate NEOs to meet and exceed specified operating, financial, strategic, and individual goals that are expected to contribute to stockholder value creation. Payments of AEIs in the form of time-based restricted stock align the interests of NEOs with shareholders.

2022 AEI Performance Measures and Targets

The AEIs for NEOs other than the CEO are granted based on the achievement of pre-determined financial targets (Total Revenues and Adjusted EBITDA) and individual performance metrics (such as “implementation of enterprise cybersecurity” or “expansion of revolving credit facility”), which are largely objective and ascertainable. Mr. Wright’s employment agreement vests discretion in the Compensation Committee to consider both individual and Company performance (without regard to specific metrics) when determining AEIs.

Fiscal 2022 Target AEI Opportunities

The following table sets forth each NEO’s target award expressed as a percentage of each NEO’s base salary. No bonus is paid if performance is below the threshold performance goals. For fiscal 2022, target awards are expected to be paid in RSUs that vest over a period of three years. These targets were determined judgmentally based on the NEOs' job responsibilities and performance expectations.

Name	Target Award (%)
Dickerson Wright(1)	--
Alexander A. Hockman	100%
Richard Tong	50%
Donald C. Alford	75%
Edward H. Codispoti	100%

(1) Mr. Wright’s employment agreement provides discretion for the Compensation Committee to grant bonus amounts without regard to fixed performance metrics.

Retirement Benefits

We maintain a 401(k) plan that allows employees (including our NEOs) to accumulate assets to fund their retirement benefits. The 401(k) plan allows us to maintain a competitive retirement package. The 401(k) plan is available to all employees who have completed at least 30 days of service. Our executive officers may participate in the 401(k) Plan. In 2022 the Company began offering a 401(k) Profit Sharing match for participating employees equal to 50% of contributions into the plan up to the first 6% of eligible compensation. The match will be allocated 25% in cash to the retirement plan and 75% in restricted stock awards under the NV5 Equity Incentive Plan with a three-year vesting. This annual match will be made after the completion of the plan year and employees must be employed on December 31st of the plan year to receive the match.

The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As such, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and all contributions are deductible by us when made. The 401(k) Plan also allows post-tax contributions. The amounts of our matching contributions for our NEOs for 2022, 2021, and 2020 under the 401(k) Plan are included in the “All Other Compensation” column of the Summary Compensation Table on page 27.

Perquisites

We provide a limited number of perquisites to our NEOs (a car lease or allowance to all NEOs and a reimbursement of certain aircraft related expenses to Mr. Wright) with the objective of attracting and retaining executive officers in a highly competitive market for executive talent. The total value of perquisites provided to the NEOs during 2022 represented a small fraction of each NEO’s total compensation. These amounts are included in the second to last column of the Summary Compensation Table on page 27 under “All Other Compensation” and related footnotes.

Anti-Hedging and Anti-Pledging Policies

NV5 has a policy prohibiting its directors, management, financial, and other insiders from engaging in transactions in NV5 securities or derivatives of NV5 securities that might be considered hedging, or from holding NV5 securities in margin accounts or pledging NV5 securities as collateral for a loan.

Termination of Employment and Change in Control Agreements

Employment Agreements

We generally negotiate employment agreements with our NEOs. The objective of these arrangements is to secure qualified executive officers for leadership positions in our organization as well as to protect our business and intellectual property by restrictive covenants, including non-competition covenants, contained in the agreements. As of May 1, 2023, we had employment agreements with all our NEOs for their current positions. See “Executive Employment Agreements” below.

Our employment agreements provide for the payment of certain compensation and benefits in the event of termination of an executive’s employment following a change in control of NV5. The amount payable varies depending upon the reason for the payment. Providing for payments upon a change in control helps preserve NV5’s value by reducing any incentive for key executive officers to seek employment elsewhere if a change in control of NV5 is proposed or becomes likely. Moreover, on an ongoing basis, these arrangements help maintain the continuity of our management team, which we view as a driver of shareholder value. See “Change in Control Provisions, Severance Benefits and Employment Agreements,” below for a description of these provisions and a calculation of the amounts that would be payable thereunder if a change in control of NV5 had occurred on December 31, 2022.

Accounting for Share-Based Compensation

Before authorizing AEIs or other equity-based compensation awards, the Compensation Committee considers the accounting impact of the award as structured and under various other scenarios to analyze the expected impact of the award.

Independent Oversight and Expertise

NV5’s Compensation Committee, which is comprised solely of independent directors, has responsibility for overseeing our executive compensation program. The charter of the Compensation Committee gives it the authority, in its sole discretion and at NV5’s expense, to obtain advice and assistance from external advisors. The Committee may retain and terminate any compensation consultant or other external advisor and has sole authority to approve any such advisor's fees and other terms and conditions of the retention. In retaining its advisors, the Committee must consider each advisor's independence from management.

In 2022, the Compensation Committee engaged Meridian as its compensation consultant to assist and advise the Compensation Committee on executive and director compensation matters. Meridian and the Compensation Committee have the following protocols in place to ensure their independence from management:

•The Compensation Committee has the sole authority to select, retain, and terminate Meridian, as well as authorize Meridian's fees and determine the other terms and conditions that govern the engagement.

•The Compensation Committee directs Meridian on the process for delivery and communication of its work product, including its analyses, findings, conclusions, and recommendations.

•In the performance of its duties, Meridian is accountable and reports directly to the Compensation Committee.

•The Compensation Committee may consult with Meridian at any time, with or without members of management present, at the Compensation Committee's sole discretion.

Prior to engaging Meridian, the Compensation Committee evaluated Meridian’s independence by taking into account the six independence factors set forth under Nasdaq rules applicable to listed companies. The Compensation Committee also obtained a representation letter from Meridian addressing these six factors and certain other matters related to its independence. Based on the Compensation Committee's evaluation of these factors and the representations from Meridian, the Compensation Committee concluded that Meridian is an independent adviser and has no conflicts of interest with us.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management and, based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference in our fiscal year 2022 Annual Report on Form 10-K and this 2023 Proxy Statement.

The Compensation Committee welcomes feedback regarding our executive compensation program. Stockholders may communicate with the Committee by writing to the Compensation Committee Chair, c/o MaryJo O’Brien, Corporate Secretary.

Denise Dickins (Chair)
Laurie Conner
William D. Pruitt

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, unless specifically incorporated by reference therein.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2022, January 1, 2022, and January 2, 2021 by our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (1)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Dickerson Wright	2022	$702,752	-	$1,848,517	-	-	-	$40,269	$2,591,538
Chief Executive Officer	2021	$650,923	-	$1,500,739	-	-	-	$51,309	$2,202,971
and Chairman	2020	$632,308	-	$989,917	-	-	-	$37,590	$1,659,815

Alexander A. Hockman	2022	$470,200	-	$412,659	-	-	-	$16,132	$898,991
Chief Operating Officer and	2021	$439,618	-	$303,299	-	-	-	$13,980	$756,897
President	2020	$421,831	-	$250,417	-	-	-	$14,213	$686,461

Richard Tong	2022	$356,159	-	$334,195	-	-	-	$1,312	$691,666
Executive Vice President	2021	$330,308	-	$277,265	-	-	-	$690	$608,263
and General Counsel	2020	$313,331	-	$175,348	-	-	-	$607	$489,286

Donald C. Alford	2022	$352,110	-	$332,289	-	-	-	$2,472	$686,871
Executive Vice President	2021	$334,808	-	$274,376	-	-	-	$2,472	$611,656
	2020	$328,000	-	$246,500	-	-	-	$2,187	$576,687

Edward H. Codispoti	2022	$370,195	-	$410,192	-	-	-	$6,690	$787,077
Chief Financial Officer	2021	$341,347	-	$274,376	-	-	-	$6,690	$622,413
	2020	$326,539	-	$147,900	-	-	-	$6,628	$481,067

(1)Performance-based bonuses are generally paid under our Bonus Plan and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to the amount (if any) earned under the Bonus Plan.

(2)Represents restricted stock awards granted in 2022, 2021, and 2020 pursuant to our 2011 Equity Incentive Plan. The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards are subject to time-based vesting.

(3)Consists of group term life insurance premiums for all Named Executive Officers, reimbursements for Mr. Wright's auto lease payments, and car allowance payments made by us for Messrs. Hockman and Codispoti.

For a discussion of the material terms of each NEO’s employment agreement, see the “Executive Employment Agreements” section below.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our Chief Executive Officer, Mr. Dickerson Wright, to that of our median employee (excluding our Chief Executive Officer). The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions. For fiscal year 2022, Mr. Wright’s annual total compensation was $2,591,538, the median employee compensation was $80,636 and our estimate of the CEO pay ratio was 32.1:1.
To determine our median employee, we reviewed compensation data from the NV5 global employee population on December 24, 2022. We determined that, as of December 24, 2022, our employee population for pay ratio disclosure purposes consisted of approximately 3,645 global employees. We applied the 5% exclusion rule to employees in certain jurisdictions outside of the U.S., which eliminated 181 employees in the following countries: United Arabs Emirates - 75, Malaysia - 44, Macau - 4, Singapore - 34, China - 21, and Canada - 3. We also excluded employees of River City Testing, Inc., Fulton Consulting Engineers, Inc., Aerial Filmworks LLC (dba GEO1), KMK Technologies LLC, and Intrepid Engineering LLC as permitted by SEC rules in light of our acquisition of these companies in 2022. To identify the median employee, earnings during the 52-week period of January 2, 2022 to December 24, 2022 were reviewed. For employees who worked a partial year because of a hire date that fell after the start of the fiscal year, earnings were annualized.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all outstanding equity awards previously awarded to our NEOs as of December 31, 2022.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Dickerson Wright	—	—	—	—	—	51,972	$6,876,935	—	—
Richard Tong	—	—	—	—	—	9,386	$1,241,956	—	—
Alexander A. Hockman	—	—	—	—	—	11,837	$1,566,272	—	—
Donald C. Alford	—	—	—	—	—	10,786	$1,427,204	—	—
Edward H. Codispoti	—	—	—	—	—	9,419	$1,246,322	—	—

(1)The grant dates and vesting dates for such unvested shares are as follows:

	07/10/2020	08/14/2020	05/14/2021	06/11/2021	03/03/2022	05/13/2022	Total No. of Shares
Dickerson Wright	20,000	70	45	16,835	15,000	22	51,972
Richard Tong	3,500	50	33	3,086	2,700	17	9,386
Alexander A. Hockman	5,000	70	45	3,367	3,333	22	11,837
Donald C. Alford	5,000	—	—	3,086	2,700	—	10,786
Edward H. Codispoti	3,000	—	—	3,086	3,333	—	9,419
Vesting Date	07/10/2023	08/14/2023	05/14/2024	06/11/2024	03/03/2025	05/13/2025
	(three-year cliff vesting)	(three-year cliff vesting)	(three-year cliff vesting)	(three-year cliff vesting)	(three-year cliff vesting)	(three-year cliff vesting)

(2)Calculated by multiplying the number of restricted shares of common stock held by $132.32 which is the quoted market price per share of our common stock as of December 30, 2022.

Executive Employment Agreements

We have written employment agreements with each of our NEOs that provide for, among other things, the payment of base salary, reimbursement of certain costs and expenses, and for each NEO’s participation in our bonus plan and employee benefit plans.

We entered into employment agreements with Donald Alford effective August 1, 2010, Richard Tong and Alexander Hockman effective October 1, 2010, Dickerson Wright effective April 11, 2011 and as amended on August 29, 2017 and November 7, 2018, and Edward Codispoti effective and as amended on June 6, 2019 that govern the terms of their respective service with us. Mr. Wright’s employment agreement provides for an initial term of five years with automatic successive two-year renewal terms, unless earlier terminated in accordance with the terms of such employment agreement. Mr. Codispoti's employment agreement provides for an initial term of one year with automatic successive one-year renewal terms, unless earlier terminated in accordance with the terms of such employment agreement. The employment agreements with each of our other NEOs provide for a term of employment commencing on the date of the agreement and continuing until we or the respective NEO provide 30 days written notice of termination to the other party, upon termination by us for Cause (as defined in each NEOs respective employment agreement), or upon the executive’s death or Disability (as defined in each NEOs respective employment agreement).

Except with respect to certain items of compensation, as described below, the terms of each agreement are similar in all material respects.

The employment agreement with Mr. Wright as amended to date provides for an annual base salary of $757,909, subject to annual review by our Board and subject to an annual increase equal to the greater of a Consumer Price Index adjustment or 5%, and includes provisions relating to Section 409A of the Code. The employment agreement with Mr. Wright entitles him to receive a performance bonus based on criteria established by our Board and to receive reimbursement of all reasonable expenses incurred in connection with our business.

The other NEO employment agreements as amended and modified by annual review by our Board to date, provide for an annual base salary of $355,000 for Mr. Alford, $475,000 for Mr. Hockman, $360,000 for Mr. Tong and $375,000 for Mr. Codispoti, subject to continuing annual review by our Board. Mr. Alford’s agreement entitles him to receive up to a 75% performance bonus based on criteria established upon employment and to receive reimbursement of all reasonable and necessary expenses incurred in connection with our business. Mr. Tong’s employment agreement entitles him to receive up to a 50% performance bonus based on criteria established upon employment and to receive reimbursement of expenses incurred in connection with our business in an amount not to exceed, on an annual basis, 10% of his annual base salary. Mr. Hockman's employment agreement has subsequently been updated to entitle him to receive up to a 100% performance bonus based on criteria established and to receive reimbursement of expenses incurred in connection with our business in an amount not to exceed, on an annual basis, 10% of his annual base salary. Mr. Codispoti’s employment agreement entitles such executive to receive up to a 100% performance bonus based on criteria established upon employment and to receive reimbursement of expenses incurred in connection with our business.

Each of Messrs. Alford’s, Tong’s, Hockman’s and Codispoti's employment agreements provides that in the event of a Change in Control (as defined below), during the term of such executive’s employments we are obligated to pay such executive a single lump sum payment, within 30 days of the termination of such executive’s employment, equal to (1) one year of executive's base salary, plus any unused vacation pay for the year immediately preceding the year in which the executive's employment is terminated, which shall be paid in a lump sum; and (2) the monthly COBRA premiums for the executive, for a period of one year following termination. Further, if a Change in Control occurs during such executive’s employment, then such executive’s equity awards, if any, shall immediately vest, notwithstanding any other provision in such respective equity award agreement to the contrary. A “Change in Control” means approval by our stockholders of (1)(a) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our stockholders immediately prior to such transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of Directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such transaction, (b) our liquidation or dissolution, or (c) the sale of all or substantially all of our assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or (2) the acquisition in a transaction or series or transactions by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of Directors (a “Controlling Interest”), excluding any acquisitions by (a) us or our subsidiaries, (b) any person, entity or “group” that as of the date of the amendments to the employment agreements owns beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of a Controlling Interest, or (c) any employee benefit plan of ours or our subsidiaries.

Each employment agreement entitles the NEO to receive customary and usual fringe benefits generally available to our executive officers, and to be reimbursed for reasonable out-of-pocket business expenses. Pursuant to Mr. Wright’s employment agreement, we have also agreed to pay monthly management fees to a non-related third party, Chatham Enterprises, LLC, relating to an aircraft in which Mr. Wright has an ownership interest.

Except as described below with respect to Mr. Wright’s employment agreement, the employment agreements prohibit the NEOs from engaging in any work that creates an actual conflict of interest with us, and include customary confidentiality, non-competition and non-solicitation covenants that prohibit such executives, during their employment with us and for 12 months thereafter, from (1) using or disclosing any confidential proprietary information of our Company, (2) engaging in any manner, or sharing in the earnings of or investing in, any person or entity engaged in any business that is in the same line of business as us, (3) soliciting our current customers with whom such executive has contact on our behalf during the two years immediately preceding such executive’s termination and, (4) inducing or attempting to induce any of our employees to leave our employ. In addition, during the NEO’s term of employment and thereafter, the NEO shall not interfere with the business of our company by way of disrupting our relationships with customers, agents, representatives or vendors or disparaging or diminishing the reputation of the Company. Mr. Wright’s employment agreement provides that (a) the foregoing non-competition covenant does not apply following the termination of employment if his employment is terminated without Cause or for Good Reason (each as defined below), (b) the foregoing non-solicitation of employees covenant applies with respect to any current employee or any former employee who was employed by us within the prior six months, and (c) the foregoing non-solicitation of customers covenant applies to all actual or targeted prospective clients of ours to the extent solicited on behalf of any person or entity in connection with any business competitive with our business and requires Mr. Wright to keep confidential any information relating in any manner to the Company’s business relationship with such customers. As consideration and compensation to each NEO (except for Mr. Wright) for, and subject to such NEO’s adherence to certain of the above covenants and limitations, we have agreed that during the one-year non-competition period following each such NEO’s termination, we will continue to pay each such NEO’s base salary in the same manner as if such executive continued to be employed by us.

Unless otherwise noted above, and except for the termination payments pursuant to Mr. Wright’s and Mr. Codispoti's employment agreements as described below, upon termination of employment under the employment agreements, we are only required to pay the terminated NEO such portions of his respective annual base salary that have accrued and remain unpaid through the effective date of such NEO’s termination, and we have no further obligation whatsoever to such NEO other than reimbursement of previously incurred expenses which are appropriately reimbursable under our expense reimbursement policy; provided, however, that in the event of termination of employment due to the death of an NEO, we will continue to pay to such NEO’s estate such NEO’s annual base salary for the period through the end of the calendar month in which such death occurs.

In the event of a merger or consolidation of our Company with another corporation or entity, or if substantially all of our assets are sold or otherwise transferred to another corporation or entity, the provisions of the employment agreements will be binding upon and inure to the benefit of the continuing or surviving corporation.

Change in Control Provisions, Severance Benefits and Employment Agreements

We have not adopted a Company-wide severance policy. With the exception of Mr. Wright’s and Mr. Codispoti's employment agreements, each of which provide for an initial term and automatic successive renewal terms as described above, all of our NEOs are considered at-will and their employment can be terminated by either us or the employee upon 30 days written notice. While the NEOs’ employment agreements contain provisions related to payments due to such NEO upon a Change in Control of our Company, with the exception of Mr. Wright’s and Mr. Codispoti's employment agreements and the payments to each of the other NEOs during the one-year non-competition period, none of our employment agreements provide for post-

termination benefits unrelated to a Change in Control. Mr. Codispoti's employment agreement provides that in the event he is terminated without Cause (as defined therein), we are required pursuant to Mr. Codispoti's employment agreement to provide severance by continuing the payment of his base salary for a period of one year.

The following table sets forth information with respect to the value of payments or vesting acceleration, as applicable, such NEO would be entitled to receive assuming a qualifying termination or Change in Control, as applicable, as of December 31, 2022:

Name and Principal Position	Severance Amount ($)		Early Vesting of Stock Options ($)	Early Vesting of Restricted Stock ($)(1)		Continuation of Benefits ($)	Unused Vacation ($)		Total ($)
Dickerson Wright	$2,134,954	(2)	None	$6,876,935	(3)	$38,447	$119,208	(2)	$9,169,544
Richard Tong	$360,000		None	$1,241,956	(4)	$27,865	$39,808		$1,669,629
Alexander A. Hockman	$475,000		None	$1,566,272	(5)	$29,600	$25,979		$2,096,851
Donald C. Alford	$354,994		None	$1,427,204	(6)	$—	$39,254		$1,821,452
Edward H. Codispoti	$375,000		None	$1,246,322	(7)	$29,822	$17,132		$1,668,276

(1)Calculated by multiplying the number of restricted shares of common stock held by $132.32, which is the quoted market price per share of our common stock as of December 30, 2022.

(2)In accordance with Mr. Wright's Agreement severance inclusive of employer benefit cost upon termination without cause, resignation for good reason, death or disability will be paid for the longer of (i) the remainder of his employment term or (ii) thirty six months.

(3)Reflects vesting of 51,972 restricted shares of our common stock.

(4)Reflects vesting of 9,386 restricted shares of our common stock.

(5)Reflects vesting of 11,837 restricted shares of our common stock.

(6)Reflects vesting of 10,786 restricted shares of our common stock.

(7)Reflects vesting of 9,419 restricted shares of our common stock.

Payments made under Mr. Wright’s Employment Agreement

The following discussion applies exclusively to Mr. Wright, our Chairman and Chief Executive Officer.

Upon termination for Cause or resignation without Good Reason. In the event Mr. Wright is terminated for Cause or resigns his employment without Good Reason, we are required pursuant to Mr. Wright’s employment agreement to:
•Pay Mr. Wright any unpaid base salary earned through the date of termination or resignation; and
•Reimburse Mr. Wright for reasonable business expenses incurred prior to the date of termination or resignation.
Under Mr. Wright’s employment agreement “Cause” is defined as (1) an action or omission of Mr. Wright which constitutes a willful and material breach of, or failure or refusal (other than by reason of disability) to perform his duties under his employment agreement, which is not cured within 15 days after notice thereof, (2) fraud, embezzlement, misappropriation of funds or breach of trust in connection with his services under Mr. Wright’s employment agreement or (3) conviction of a felony.

Under Mr. Wright’s employment agreement, “Good Reason” is defined to include (1) the assignment to the executive of any duties or responsibilities inconsistent in any respect with the executive’s position or a similar position in our company or one of our subsidiaries, or any other action by us, which results in a material diminution in such position, authority, duties or responsibilities, (2) any failure by us to comply with certain provisions of Mr. Wright’s employment agreement, (3) a material breach by us of our obligations to Mr. Wright under his employment agreement (which have not been cured within 30 days after notice of such breach from the executive), and (4) our requiring Mr. Wright to be based at any office or location outside of the area for which he was originally hired to work, except where such change in work location does not represent a material change in the geographic location at which Mr. Wright is required to provide services

Upon termination without Cause, resignation for Good Reason, death or disability. In the event Mr. Wright is terminated without Cause or resigns his employment for Good Reason (including, in either case, following a Change of Control) or dies or becomes disabled, we are required pursuant to Mr. Wright’s employment agreement to:
•Pay Mr. Wright any unpaid base salary earned through the date of termination or resignation
•Continue to pay Mr. Wright’s base salary for the longer of (1) the remainder of his employment term or (2) thirty six months
•Continue to provide Mr. Wright with the benefits he was receiving prior to termination for a period of time equal to (1) the remainder of this employment term or (2) thirty six months,, if participation in any such plan is not possible, Mr. Wright would have the option to elect continuation of such benefits under COBRA. In the event the Company is unable to provide such benefits then the Company shall pay the Mr. Wright (or his estate, as applicable) cash equal to the value of the benefit that otherwise would have accrued for the executive’s benefit under such plan for the period during which such benefits could not be provided under the plan
•Reimburse Mr. Wright for reasonable business expenses incurred prior to the date of termination or resignation
•Pay Mr. Wright (or his estate, as applicable) for any unused vacation days within 30 days of the date of termination or resignation
Upon Mr. Wright’s termination without Cause (including following a Change of Control) or in the event Mr. Wright resigns for Good Reason following a Change of Control, Mr. Wright’s stock options shall immediately vest, notwithstanding any provisions of such stock option agreements to the contrary.

A “Change in Control” will be deemed to occur pursuant to Mr. Wright’s employment agreement in the event the stockholders of our Company approve (1) the sale of substantially all of our assets, (2) our liquidation or dissolution or (3) a merger or other similar transaction which would result in our stockholders prior to the transaction owning 50% or less of the combined voting power of the merged entity immediately following the transaction. In addition, with certain exceptions, a Change in Control will be deemed to occur upon any person or group’s acquisition of more than 50% of our outstanding shares of common stock or voting power.

Under the provisions of Mr. Wright’s employment agreement, if a Change in Control occurs during his term of employment, any stock options held by Mr. Wright shall immediately vest, notwithstanding any provisions of such stock option agreements to the contrary.

Equity Incentive Compensation Plan Information

We currently maintain one compensation plan, the 2011 Equity Incentive Plan, that provides for the issuance of our common stock to officers and other employees, Directors and consultants, which has been approved by our stockholders. As of December 31, 2022, 1,995,274 shares of common stock are authorized and reserved for future issuance under the 2011 Equity Incentive Plan. The shares available are not reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares are deducted from the shares available under the 2011 Equity Incentive Plan.

The following table sets forth information regarding outstanding rights and shares reserved for future issuance under the 2011 Equity Incentive Plan as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	17,500 (1)	-(2)	1,995,274 (3)
Equity compensation plans not approved by stockholders	-	-	-
Total	17,500	-	1,995,274

(1)Consists of shares that may be issued under restricted stock unit awards under the 2011 Equity Incentive Plan. The Company also has 742,671 weighted shares of unvested restricted common stock outstanding, which are not included in column (a).

(2)The weighted average exercise price does not take into account the shares issuable for no consideration upon the vesting and delivery of outstanding restricted stock unit awards.

(3)The number of shares of our common stock authorized and reserved for issuance under the 2011 Equity Incentive Plan automatically increases on each January 1 from 2014 through 2023, by an amount equal to the smaller of (i) 3.5% of the number of shares issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by our Board.

The 2011 Equity Incentive Plan expired in March 2023 and our Board approved the adoption of the 2023 Equity Incentive Plan to replace the 2011 Equity Incentive Plan, subject to stockholder approval at the 2023 Annual Meeting. See Proposal 4 below.

Compensation of Directors

We pay our non-employee Directors an annual cash retainer of $60,000 for their Board service, payable in quarterly cash installments, or in common stock of the Company, at the Director's sole discretion. Each non-employee Director may elect once a year to receive stock in lieu of the cash retainer. In addition, each non-employee Director receives, upon his or her initial appointment to our Board, 1,000 restricted stock units and for each subsequent election to serve an additional one-year term, an equity award under our 2011 Equity Incentive Plan of 1,500 restricted stock units. Such equity awards are subject to a one-year vesting requirement and are generally made by our Board within sixty days of such appointment or election. We reimburse all of our Directors for reasonable expenses incurred to attend our Board and Board committee meetings.

The following table sets forth information concerning the compensation earned during fiscal year 2022 by each individual who served as a non-employee Director at any time during the fiscal year 2022:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Laurie Conner	$60,000	(1)	$204,630	—	—	—	—	$264,630
William D. Pruitt	$60,000	(1)	$204,630	—	—	—	—	$264,630
Denise Dickins	$60,000	(1)	$204,630	—	—	—	—	$264,630
François Tardan	$60,000	(2)	$204,630	—	—	—	—	$264,630

(1)Reflects $60,000 retainer payable at the director’s request in cash.
(2)Reflects $60,000 retainer payable at the director’s request in common stock.
(3)Reflects grant date value of 1,500 restricted stock units granted on August 1, 2022 to Messrs. William D. Pruitt and Francois Tardan and Ms. Laurie Conner, and 1,500 restricted stock units granted on August 1, 2022 to Dr. Denise Dickins, which each vesting on June 12, 2023 but are not issuable to each such Director until the earlier of: (i) such Director’s separation from service to the Company, (ii) immediately prior to consummation of a Change of Control (as defined in the Restricted Stock Units Agreement, dated August 1, 2022, between the Company and each such Director), or (iii) August 1, 2025.

PAY VERSUS PERFORMANCE

The following table sets forth information regarding the Company's performance and the "compensation actually paid" to our NEOs, as calculated in accordance with SEC disclosure rules:

					Value of Initial Fixed $100 Investment based on: (4)
Year (1)	Summary Compensation Table Total for CEO (2)	Compensation Actually Paid to CEO (3)	Average Summary Compensation Table Total for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs (3)	TSR	Peer Group TSR	Net Income (in thousands)	Revenue (in thousands) (5)	Adjusted EBITDA (in thousands) (5)
2022	$2,591,538	$2,516,422	$766,151	$747,722	$262.28	$202.77	$49,973	$786,778	$135,183
2021	$2,202,971	$4,461,757	$649,807	$1,114,013	$273.78	$177.81	$47,147	$706,706	$132,890
2020	$1,659,815	$2,577,047	$558,375	$753,698	$156.15	$122.84	$21,018	$659,296	$105,448

(1)Mr. Dickerson Wright served as the CEO for the entirety of 2022, 2021, and 2020. Messrs. Alexander A. Hockman, Richard Tong, Donald Alford, and Edward H. Codispoti all served as Other NEOs for the entirety of 2022, 2021, and 2020.

(2)Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table ("SCT") for the applicable year for Mr. Dickerson Wright and (ii) the average of the total compensation reported in the SCT for the NEOs listed in footnote 1 for each applicable year.

(3)To calculate compensation actually paid, adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for Mr. Dickerson Wright and for the average of the other NEOs is set forth following the footnotes to this table.

(4)Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. The Peer Group TSR set forth in this table utilizes the S&P Composite 1500 Construction & Engineering Index (assuming reinvestment of all dividends). Historical stock price performance is not necessarily indicative of future stock performance.

(5)As noted in the Compensation Discussion and Analysis, Revenue and Adjusted EBITDA represent the two performance metrics used for determining AEIs under the Company's 2011 Equity Incentive Plan. See Appendix A for a reconciliation of GAAP to Non-GAAP measures used in this 2023 Proxy Statement.

Reconciliation of Compensation Actually Paid

	CEO
Year	Reported SCT Total for CEO	Reported SCT Value of Equity Awards (1)	Fair Value at Year-End of Equity Awards Granted in Current Year that were Unvested at Year-End (2)	Fair Value at Year-End of Equity Awards Granted in Prior Years that were Unvested at Year-End (3)	Fair Value at Vesting Date of Equity Awards Granted in Prior Years that Vested During the Current Year (4)	Compensation Actually Paid
2022	$2,591,538	$(1,848,517)	$1,987,711	$(214,310)	$—	$2,516,422
2021	$2,202,971	$(1,500,739)	$2,331,466	$1,190,954	$237,105	$4,461,757
2020	$1,659,815	$(989,917)	$1,581,115	$489,653	$(163,619)	$2,577,047

(1)The reported value of equity awards represents the grant date fair value of equity awards as reported in the Stock Awards column in the SCT for the applicable year.

(2)The year-end fair value of equity awards granted in the applicable year that were unvested as of year-end of the applicable year.

(3)The amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were unvested as of year-end of the applicable year. For 2022, the decrease is due to a decline in the common stock price from $138.12 at December 31, 2021, to $132.32 at December 30, 2022, which impacted the fair value of unvested restricted stock.

(4)For equity awards granted in prior years that vested in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year).

	Other NEOs
Year	Average Reported SCT Total for Other NEOs	Average Reported SCT Value of Equity Awards (1)	Average Fair Value at Year-End of Equity Awards Granted in Current Year that were Unvested at Year-End (2)	Average Fair Value at Year-End of Equity Awards Granted in Prior Years that were Unvested at Year-End (3)	Average Fair Value at Vesting Date of Equity Awards Granted in Prior Years that Vested During the Current Year (4)	Average Compensation Actually Paid to Other NEOs
2022	$766,151	$(372,334)	$400,433	$(42,518)	$(4,010)	$747,722
2021	$649,807	$(282,329)	$438,635	$261,393	$46,507	$1,114,013
2020	$558,375	$(205,041)	$327,331	$103,788	$(30,755)	$753,698

(1)The reported average value of equity awards represents the grant date fair value of equity awards as reported in the Stock Awards column in the SCT for the applicable year.

(2)The average year-end fair value of equity awards granted in the applicable year that were unvested as of year-end of the applicable year.

(3)The average amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were unvested as of year-end of the applicable year. For 2022, the decrease is due to a decline in the common stock price from $138.12 at December 31, 2021, to $132.32 at December 30, 2022, which impacted the fair value of unvested restricted stock.

(4)For equity awards granted in prior years that vested in the applicable year, the average amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year).

Relationship Between Pay and Performance

The following graphs describe the relationship between the Compensation Actually Paid ("CAP") to our CEO and the average of the CAP to our other NEOs and our: (i) cumulative TSR, (ii) net income, and (iii) each of the performance measures set forth in the Pay Versus Performance table above (revenue and adjusted EBITDA). An additional graph depicts the relationship between the Company's cumulative TSR and our peer group's cumulative TSR.

CAP vs. NV5 TSR
CAP ($ in thousands)
Return ($)
$156
$274
$262
$2,577
$754
$4,462
$1,114
$2,516
$748
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
NV5 TSR

CAP vs. Net Income
CAP ($ in thousands)
Net Income ($ in thousands)
$21,018
$47,147
$49,973
$2,577
$754
$4,462
$1,114
$2,516
$748
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Net Income

CAP vs. Revenue
CAP ($ in thousands)
Revenue ($ in thousands)
$659,296
$706,706
$786,778
$2,577
$754
$4,462
$1,114
$2,516
$748
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Revenue

CAP vs. Adjusted EBITDA
CAP ($ in thousands)
Adjusted EBITDA ($ in thousands)
$105,448
$132,890
$135,183
$2,577
$754
$4,462
$1,114
$2,516
$748
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Adjusted EBITDA

NV5 TSR vs. Peer Group TSR
Return on $100 Investment ($)
$156
$274
$262
$123
$178
$203
2020
2021
2022
NV5 TSR
Peer Group TSR

List of Most Important Financial Performance Measures

The following were the most important unranked financial performance measures used by the Company to link Compensation Actually Paid to NEOs to the Company's performance for the most recently completed fiscal year:

•Revenue
•Adjusted EBITDA

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 19, 2023 by: (i) each stockholder who is known by us to beneficially own more than 5% of our common stock, (ii) each of our Directors and Director nominees, (iii) each of our Named Executive Officers listed in the “Summary Compensation Table” included elsewhere in this 2023 Proxy Statement currently serving, and (iv) all of our Directors, Director nominees, and executive officers as a group.

The information in the following table has been presented in accordance with the rules of the SEC. Under such rules, beneficial ownership of a class of capital stock includes any shares of common stock of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option, warrant, or other right. If two or more persons share voting power or investment power with respect to specific securities, each such person is deemed to be the beneficial owner of such securities. Except as otherwise indicated, the address of each of the individuals and entities named below is 200 South Park Road, Suite 350, Hollywood, Florida 33021.

	Beneficially Owned (1)
	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Directors, Director Nominee, and Named Executive Officers:
Donald C. Alford (4)	37,052	*
Alexander A. Hockman (5)	68,674	*
Laurie Conner (6)	6,000	*
William D. Pruitt (7)	24,141	*
François Tardan (8)	4,661	*
Richard Tong (9)	17,000	*
Dickerson Wright (10)	1,712,757	10.9%
MaryJo E. O’Brien (11)	67,640	*
Edward H. Codispoti (12)	10,419	*
Denise Dickins (13)	2,500	*
Brian C. Freckmann (14)	4,134	*
All Directors, Director Nominee, and Named Executive Officers as a group (11 persons) (15)	1,954,978	12.4%

5% Holders
Blackrock, Inc. (16)	2,096,413	13.3%
Cercano Management LLC (17)	1,239,832	7.9%
The Vanguard Group (18)	868,847	5.5%
_____________________
*    Less than 1%.

(1)Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the following footnotes to this table.

(2)Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants.

(3)Calculated on the basis of 15,708,193 shares of common stock outstanding as of the Record Date. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(4)Includes: (i) 10,786 shares of restricted stock which are forfeitable until vested, and (ii) 6,000 shares of our common stock held by Mr. Alford’s spouse’s IRA, of which Mr. Alford disclaims beneficial ownership.

(5)Includes 11,837 shares of restricted stock which are forfeitable until vested.

(6)Includes 6,000 shares of common stock held by Ms. Conner. Includes 1,000 restricted stock units that vested on August 21, 2020 (subject to Ms. Conner's continued service as a Director as of such date). Once vested, the shares underlying the restricted stock units are not issuable to Mr. Conner until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 1, 2022 (for the restricted stock units that vested on August 21, 2020). Includes 1,000 restricted stock units issued on October 22, 2020 that vested on June 4, 2021, the shares underlying the restricted stock units are not issuable to Ms. Conner until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change in Control (as defined in the restricted stock units agreement), or (z) October 22, 2023, 1,500 restricted stock units issued on September 24, 2021 vested on June 8, 2022 (subject to Ms. Conner's continued service as a Director as of such date), the shares underlying the restricted stock units are not issuable to Ms. Conner until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) September 24, 2024, and 1,500 restricted stock units issued on August 1, 2022 that will vest on June 12, 2023 (subject to Ms. Conner's continued service as a Director as of such date), the shares underlying the restricted stock units are not issuable to Ms. Conner until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) August 1, 2025.

(7)Includes 18,500 shares of our common stock held by Pruitt Enterprises, LP. Mr. Pruitt is the President of Pruitt Ventures, Inc., which is the general partner of Pruitt Enterprises, LP and has voting and dispositive power with respect to these shares, 500 shares of our common stock held by Mr. Pruitt's spouse's living trust, of which Mr. Pruitt disclaims beneficial ownership, 141 shares of our common stock held by The William D. Pruitt Jr. Living Trust, and 5,000 shares of our common stock held by Mr. Pruitt. Mr. Pruitt disclaims beneficial ownership except to the extent of any indirect pecuniary interest therein. Includes 1,500 restricted stock units issued on August 1, 2022 that will vest on June 12, 2023 (subject to Mr. Pruitt's continued service as a Director as of such date), the shares underlying the restricted stock units are not issuable to Mr. Pruitt until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) August 1, 2025, 1,500 restricted stock units issued on September 24, 2021 that vested on June 8, 2022 (subject to Mr. Pruitt's continued service as a Director as of such date), the shares underlying the restricted stock units are not issuable to Mr. Pruitt until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) September 24, 2024, 1,000 restricted stock units that vested on June 4, 2021 (subject to Mr. Pruitt’s continued service as a Director as of such date), 1,000 restricted stock units that vested on August 21, 2020 (subject to Mr. Pruitt’s continued service as a Director as of such date), 1,000 restricted stock units that vested on June 7, 2019 and 1,000 restricted stock units that vested on June 8, 2018. Once vested, the shares underlying the restricted stock units are not issuable to Mr. Pruitt until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) October 22, 2023 (for the restricted stock units that vested on June 4, 2021), July 1, 2022 (for the restricted stock units that vested on August 21, 2020), July 13, 2021 (for the restricted stock units that vested on June 7, 2019) and July 24, 2020 (for the restricted stock units that vested on June 8, 2018), but are no longer subject to any conditions.

(8)Includes 4,661 shares of common stock held by Mr. Tardan. Includes 1,500 restricted stock units issued on August 1, 2022 that will vest on June 12, 2023 (subject to Mr. Tardan's continued service as a Director as of such date), the share underlying the restricted stock units are not issuable to Mr. Tardan until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement, or (z) August 1, 2025, 1,500 restricted stock units issued on September 24, 2021 that vested on June 8, 2022 (subject to Mr. Tardan's continued service as a Director as of such date), the share underlying the restricted stock units are not issuable to Mr. Tardan until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement, or (z) September 24, 2024, 1,000 restricted stock units that vested on June 4, 2021 (subject to Mr. Tardan’s continued service as a Director as of such date), 1,000 restricted stock units that vested on August 21, 2020 (subject to Mr. Tardan’s continued service as a Director as of such date), 1,000 restricted stock units that vested on June 7, 2019 (subject to Mr. Tardan’s continued service as a Director as of such date), and 1,000 restricted stock units that vested on June 8, 2018. Once vested, the shares underlying the restricted stock units are not issuable to Mr. Tardan until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 13, 2023 (for the restricted stock units that vested on June 4, 2021), July 1, 2022 (for the restricted stock units that vested on August 21, 2020), July 13, 2021 (for the restricted stock units that vested on June 7, 2019) and July 24, 2020 (for the restricted stock units that vested on June 8, 2018), but are no longer subject to any conditions.

(9)Includes 9,386 shares of restricted stock which are forfeitable until vested.

(10)Includes: (i) 476,229 shares of Common Stock held by the Wright Family Trust dated December 12, 1990; (ii) 309,132 shares of Common Stock held by the Lauren Wright Trust UAD the Dickerson Wright 2010 GRAT dated June 28, 2010; (iii) 309,132 shares of Common Stock held by the Stephanie Wright Trust UAD the Dickerson Wright 2010 GRAT dated June 28, 2010; (iv) 309,132 shares of Common Stock held by the Lauren Wright Trust UAD the Katherine Wright 2010 GRAT dated June 28, 2010; and (v) 309,132 shares of Common Stock held by the Stephanie Wright Trust UAD the Katherine Wright 2010 GRAT dated June 28, 2010. Includes 51,972 shares of restricted stock which are forfeitable until vested.

(11)Includes 8,923 shares of restricted stock which are forfeitable until vested.

(12)Includes 9,419 shares of restricted stock which are forfeitable until vested.

(13)Includes 1,500 restricted stock units that were issued on August 1, 2022 that will vest on June 12, 2023 (subject to Dr. Dickins's continued service as a Director as of such date), the share underlying the restricted stock units are not issuable to Dr. Dickins until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement, or (z) August 1, 2025, and 1,000 restricted stock units that were issued on September 24, 2021. The restricted stock units vested on June 8, 2022 (subject to Dr. Dickins's continued service as a Director as of such date). Once vested, the shares underlying the restricted stock units are not issuable to Dr. Dickins until the earlier of (x) her separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) September 24, 2024 (for the restricted stock units that will vest on June 8, 2022).

(14)Mr. Freckmann is a nominee for election as a director at the 2023 Annual Meeting. Includes 4,134 shares of common stock held by Mr. Freckmann. Includes 1,500 restricted stock units issued on September 24, 2021 vested on June 8, 2022 (subject to Mr. Freckmann's continued service), the shares underlying the restricted stock units are not issuable to Mr. Freckmann until the earlier of (x) his separation from service, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) September 24, 2024, and 1,500 restricted stock units issued on August 1, 2022 that will vest on June 12, 2023 (subject to Mr. Freckmann's continued service as of such date), the shares underlying the restricted stock units are not issuable to Mr. Freckmann until the earlier of (x) his separation from service, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) August 1, 2025.

(15)See footnotes 4 through 14 above.

(16)The address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055. Based on a Schedule 13G/A filed on January 23, 2023 (the “Blackrock 13G”). According to the BlackRock 13G, includes sole voting power with respect to

2,079,830 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,096,413 shares, and shared dispositive power with respect to 0 shares.

(17)The address of Cercano Management LLC is 1110 112th Avenue NE, Suite 202, Bellevue, WA 98004. Based on a Schedule 13G filed on February 13, 2023 (the “Cercano 13G”). According to the Cercano 13G, includes sole voting power with respect to 0 shares, shared voting power with respect to 1,239,832 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 1,239,832 shares.

(18)The address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355. Based on the Schedule 13G/A filed on February 9, 2023 (the "Vanguard 13G"). According to the Vanguard 13G, includes sole voting power with respect to 0 shares, shared voting power with respect to 22,594 shares, sole dispositive power with respect to 835,438 shares, and shared dispositive power with respect to 33,409 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a written policy with respect to transactions involving related persons, the Policies and Procedures with Respect to Transactions with Related Persons. Pursuant to such policy, our executive officers, Directors and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related person transaction with us (as described below) without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, Director, principal stockholder or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration and approval. All of our Directors and executive officers are required to report to our General Counsel or Chairman of the Audit Committee any such related person transaction. In approving or rejecting the proposed agreement, our Audit Committee considers the facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a Director’s independence. Our Audit Committee approves only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as our Audit Committee determines in the good faith exercise of its discretion. Under the policy, if we discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

We have entered into indemnification agreements with our officers and Directors containing provisions that require us, among other things, to indemnify our officers and Directors against certain liabilities that may arise by reason of their status or service as officers or Directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Except for the compensation arrangements and other arrangements described in “Executive Compensation” elsewhere in this 2023 Proxy Statement, there were no transactions since January 1, 2022, and there is not currently proposed any transaction or series of similar transactions to which we were or will be a party, in which the amount involved exceeded $120,000 in which any Director, any executive officer, any holder of 5% or more of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2022, the members of our Compensation Committee were Dr. Denise Dickins (Chair), Laurie Conner, and William D. Pruitt. During the year ended December 31, 2022, none of the members of our Compensation Committee were employees of the Company, or formerly served as an officer of the Company. Further, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2022.

PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we are providing our stockholders with the opportunity to cast a non-binding advisory vote, commonly known as "say-on-pay," to approve the compensation of our named executive officers as disclosed in the "Executive Compensation" section of this 2023 Proxy Statement in accordance with Securities and Exchange Commission rules. As described more fully in this 2023 Proxy Statement, our executive compensation program is designed to attract, motivate, and retain our named executive officers with the skills required to formulate and drive NV5's strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives, and long-term incentives. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. NV5's Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

NV5 is asking its stockholders to indicate their support of the Company's executive compensation as described in this 2023 Proxy Statement. This say-on-pay proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and procedures described in this 2023 Proxy Statement. The vote is advisory and therefore is not binding on the Company, our Board, or our Compensation Committee in any way.

The Company is presenting the following resolution which gives you as a stockholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

"RESOLVED, that the stockholders approve the compensation of the Company's named executive officers, as disclosed in the compensation tables and the related disclosure contained in the 2023 Proxy Statement set forth under the caption "Executive Compensation."

Our Board unanimously recommends a vote in favor of the forgoing resolution by voting "For" this proposal.

PROPOSAL NO. 4
APPROVAL OF 2023 EQUITY INCENTIVE PLAN

2023 Plan

NV5 is seeking stockholder approval of the NV5 Global, Inc. 2023 Equity Incentive Plan (the "2023 Plan"). On February 21, 2023, the Board adopted the 2023 Plan, subject to stockholder approval, and authorized the issuance of 2,328,504 shares of the Company's common stock in connection with awards pursuant to the 2023 Plan.

The Board adopted the 2023 Plan to further the Company's goal of attracting, incentivizing, and retaining top talent and continuing to offer our key personnel compensation opportunities that are market competitive. The Company's 2011 Equity Incentive Plan (the "2011 Plan") expired pursuant to its terms in March 2023, accordingly no further grants were made following the date of such expiration.

The Board believes that equity-based compensation plans, such as the 2023 Plan, serve important purposes, such as: (i) allowing the Company to use a vehicle other than cash to compensate its employees and (ii) benefiting the interests of our shareholders by effectively linking employee compensation to the performance of NV5's stock price. By implementing a long-term incentive plan such as the 2023 Plan, the Compensation Committee will be able to continue our executive compensation programs to retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, and enhance shareholder alignment. The terms of the 2023 Plan are substantially similar to the terms of the 2011 Plan.

Reasons Why You Should Vote to Approve the 2023 Plan

The 2023 Plan is substantially similar to the 2011 Plan and, if approved, will allow the Company to grant incentive compensation awards that are intended to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend. If the 2023 Plan is not approved and we are not able to make grants following the annual meeting, NV5 will be at a significant disadvantage in attracting and retaining talented employees, consultants, and non-employee directors. Similar to the 2011 Plan, the 2023 Plan includes various shareholder-friendly provisions, such as prohibitions against (1) repricing options or stock appreciation rights and (2) buyout or replacement of options or stock appreciation rights with an exercise or strike price that is less than the original exercise or strike price of the award, absent shareholder approval and no reimbursement or indemnification of participants for excise taxes resulting from any "excess parachute payments" which may become due.

Summary of the 2023 Plan

Purpose

The purpose of the 2023 Plan is to provide appropriate incentives and rewards to employees, consultants, and non-employee directors who are contributing to the Company's future success and prosperity, thus enhancing the value of the Company for its shareholders and enabling the Company to attract and retain exceptionally qualified individuals upon whom, in large measure, the continued progress, growth, and profitability of the Company depend.

Shares Available for Awards

The aggregate number of shares authorized to be issued in connection with the granting of awards under the 2023 Plan cannot exceed 2,328,504 (plus any shares that become available pursuant to section 4.2 of the 2023 Plan as described below). The number of shares authorized for issuance in connection with the granting of awards under the plan and the individual limitations described above are subject to adjustment as provided for in the 2023 Plan. All shares available for granting awards in any year that are not used will be available for use in subsequent years.

Plan Administration

The 2023 Plan will be administered by the Compensation Committee, which is constituted in compliance with applicable rules and regulations issued under the federal securities laws and the Code (see the description of the Compensation Committee on page 12 of this Proxy Statement). The Compensation Committee may select eligible participants to whom awards are granted, determine the types of awards to be granted and the number of shares covered by awards, and set the terms and conditions of awards. The Compensation Committee's determinations and interpretations under the 2023 Plan will be binding on all interested parties.

Amendment; Termination

The Compensation Committee may amend, suspend, or terminate the 2023 Plan or any award under the 2023 Plan, provided that shareholder approval must generally be obtained for any amendment that would increase the number of shares available for awards or permit the "re-pricing" of stock options or stock-appreciation rights (other than in the case of adjustments to such awards as permitted under the 2023 Plan), or to the extent that any such amendment would otherwise require approval of the shareholders pursuant to the applicable national securities exchange upon which the Company's shares are traded or quoted.

No grants will be made under the 2023 Plan more than ten years after the date on which the 2023 Plan is approved by shareholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2023 Plan.

Eligibility

Awards may be made under the 2023 Plan to any employee, consultant, or non-employee director of the Company or of any affiliate; provided that ISOs may only be granted to employees of the Company. Currently, there are approximately 3,700 individuals who would be eligible to participate in the 2023 Plan, subject to any necessary approvals by the Compensation Committee, which includes seven executive officers, approximately 3,693 non-executive officer employees, three consultants, and four non-employee directors. An individual's eligibility for participation in the 2023 Plan is determined at the time the award is approved or made. The basis for participation in the 2023 Plan is the Compensation Committee's decision, in its sole discretion, that an award to an eligible participant will further the 2023 Plan's purposes described above.

Terms and Conditions of Options

An award of stock options entitles a participant to purchase a specified number of shares during a specified term (not longer than ten years from the date of grant) at a fixed price, affording the participant an opportunity to benefit from potential appreciation in the market price of the Company's common stock from the date of grant. Stock options will vest and become exercisable over the exercise period established by the Compensation Committee in the award document. The Compensation Committee may accelerate the exercisability of outstanding stock options at such times and under such circumstances as it deems appropriate. Subject to certain exceptions under the 2023 Plan, stock options are exercisable during a grantee's lifetime only by the grantee. In addition, ISOs awarded under the 2023 Plan must comply with the requirements of Section 422 of the Code.

The stock option exercise price will be as determined by the Compensation Committee, provided that the exercise price may not be less than the fair market value of the Company's common stock on the date of grant or, in the case of any award to a 10% stockholder, 110% of such fair market value. The exercise price may be fully paid in cash or, as the Compensation Committee may determine, by delivery of the Company's common stock previously owned by the grantee equal in value to the exercise price, by having shares of the Company's common stock with a value (on the date of exercise) equal to the exercise price, withheld by the Company, by such other means as may be determined by the Compensation Committee, or in any combination of the foregoing. A grantee of a stock option (and any tandem SAR) will not have the rights of a stockholder until certificates for the shares underlying the stock options are recorded in the grantee's name.

Stock Appreciation Rights

Unless the Compensation Committee determines otherwise, a participant granted a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Compensation Committee so determines in the case of a SAR granted in tandem with another award, as of the grant date of the other award), of a share of the Company's common stock over the grant price of the SAR. Subject to the provisions of the 2023 Plan, the Compensation Committee has the right to determine the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of SARs, including whether such SARs are free-standing SARs or granted together with a tandem option, except that no SARs may be exercisable more than ten years from the date of grant and no free-standing SAR granted to an employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938 may be exercisable until at least six months from the relevant grant date.

Restricted Stock, RSUs, and Performance Awards

An award of restricted stock is an award of the Company's common stock that may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of for a restricted period of time determined by the Compensation Committee. The Compensation Committee may also impose such other restrictions and conditions on the award as it deems appropriate, including on the right to vote shares of restricted stock and to receive dividends. The Compensation Committee may provide that the restrictions will lapse separately or in combination, in installments or otherwise, as it deems appropriate. Restricted stock units (including any performance awards denominated in units) may provide that upon settlement the grantee will receive cash, stock, other securities, other awards, other property, or any combination thereof, as the Compensation Committee determines. Performance awards are payable (or exercisable) based upon the achievement of such performance goals during such performance periods as the Compensation Committee may establish. Shares granted as performance awards are shares of the Company's common stock that are subject to restrictions based upon the attainment of performance objectives established by the Compensation Committee. Performance objectives applicable to performance awards may be based on various financial measures of the Company's (or its applicable subsidiary's, affiliate's, division's, department's, or unit's) performance, upon cost targets, reductions or savings, upon strategic business criteria, or upon a grantee's attainment of specific objectives set by the Company for that grantee's performance. Restricted stock, RSUs, and performance awards are all subject to a risk of forfeiture upon certain kinds of employment terminations, as determined by the Compensation Committee.

Performance Awards

Upon the award of restricted stock or units granted as performance awards, the grantee will have the rights of a stockholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the grantee's award document. An award of RSUs does not confer stockholder rights on the grantee, other than dividend rights (if applicable), during the specified restricted period. Any dividend rights applicable to restricted stock will not vest unless and until the conditions and restrictions generally applicable to the underlying restricted shares have been satisfied, unless otherwise determined by the Compensation Committee and set forth in the relevant award agreement regarding such dividend equivalent rights.

Cash-Based and Other Stock-Based Awards

The Compensation Committee may grant cash-based awards and other stock-based awards on such terms and conditions as it may determine in its discretion, which may include other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of the Company's common stock.

Change in Control

Generally, in the event of a Change in Control, unless otherwise provided in an applicable individual agreement, the Compensation Committee may accelerate all outstanding awards under the 2023 Plan, which would result in each then-outstanding option and SAR will become fully vested and exercisable and the restrictions applicable to each outstanding award of restricted stock and each RSU, performance award, cash-based and other stock-based award will lapse and the awards will be fully vested (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting). The Compensation Committee may also require that any outstanding award denominated in common stock not previously exercised or settlement shall be canceled in exchange for a payment in cash, stock of the other corporation party to such Change of Control, or other property having a fair market value equal to the consideration per share of common stock to be paid in connection with such Change of Control. Any outstanding awards held by non-employee directors of the Company shall automatically and without action by the Compensation Committee become accelerated and vested as described above.

Restrictions on Transfer

Awards are generally not transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

Adjustment

In the event of a stock split, stock dividend, or other extraordinary corporate event, the Compensation Committee may provide for a cash payment to a participant relating to an outstanding award, may adjust the number and type of shares which may be subject to awards, and may adjust any per person award limits under the 2023 Plan.

Other than in connection with the foregoing extraordinary corporate events, however, outstanding awards may not be amended to reduce the exercise price per share purchasable under a stock option or the grant price of SARs, or to cancel outstanding stock options or SARs in exchange for cash, other awards or stock options, or SARs with an exercise price per share or grant price, as applicable, that is less than the purchase exercise per share or grant price of the original stock options or SARs, as applicable, without shareholder approval.

Certain Federal Income Tax Considerations

THE FOLLOWING DISCUSSION OF CERTAIN RELEVANT FEDERAL INCOME TAX EFFECTS APPLICABLE TO AWARDS GRANTED UNDER THE 2023 PLAN IS A SUMMARY ONLY, AND REFERENCE IS MADE TO THE INTERNAL REVENUE CODE AND REGULATIONS PROMULGATED THEREUNDER FOR A

COMPLETE STATEMENT OF ALL RELEVANT FEDERAL TAX PROVISIONS. HOLDERS OF AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE REALIZATION OF ANY SUCH AWARDS, AND HOLDERS OF THE COMPANY'S COMMON STOCK PURSUANT TO AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE DISPOSING OF ANY SUCH SHARES. INDIVIDUALS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT SHOULD NOTE THAT DIFFERENT RULES THAN THOSE DESCRIBED BELOW MAY APPLY TO THEM. THIS SUMMARY IS NOT INTENDED TO BE EXHAUSTIVE AND DOES NOT DESCRIBE STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES.

Under current federal income tax laws, awards under the 2023 Plan will generally have the following tax consequences:

The grant of a stock option or SAR under the 2023 Plan will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an ISO, except that the alternative minimum tax may apply. Upon exercise of an option other than an ISO, a participant generally will recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an ISO before the end of the applicable ISO holding periods, the participant generally will recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in only capital gain or loss. In general, upon exercising a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the acquired shares' fair market value on the exercise date over the exercise price. Other awards under the 2023 Plan, including restricted stock units, generally will result in ordinary income to the participant at the time of delivery of cash, shares, or other property, or, with respect to awards such as restricted stock, the time that either the risk of forfeiture or restriction on transferability lapses. Subject to any applicable deduction limitations provided for under the Code, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, SAR, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the ISO holding periods.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Different tax rules may apply to specific participants and transactions under the 2023 Plan.

2023 Plan Benefits

As discussed on page 24, the Company's long-term incentive programs generally include time-vesting restricted stock awards, most of which are granted in February of each year. The Company does not anticipate granting any awards under the 2023 Plan prior to the shareholder meeting. The number or value of awards that will be granted under the 2023 Plan following the shareholder meeting are not yet determinable, other than with respect to our non-employee director compensation program. Our non-employee director compensation program currently provides for a grant of restricted stock awards with a grant date fair value of $100 as set forth in the table below.

Name	Dollar Value	Number of Units
Dickerson Wright
Alexander A. Hockman
Richard Tong
Donald C. Alford
Edward H. Codispoti
All current executive officers, as a group
All current non-executive officer directors, as a group	(1)	6,000
All non-executive officer employees, as a group
Total		6,000

(1)The dollar value of awards to be granted to non-employee directors is not determinable at this time.
STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary at our principal executive offices no later than the close of business on January 2, 2024 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals. For information on qualifications of Director nominees considered by our Governance committee, see the “Corporate Governance” section of this 2023 Proxy Statement.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at the 2023 Annual Meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2023 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2023 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2023 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. Our Bylaws are posted on the “Investors - Corporate Governance” page of our website at www.nv5.com. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

TRANSACTION OF OTHER BUSINESS

As of the date of this 2023 Proxy Statement, the Board knows of no other business that will be conducted at the 2023 Annual Meeting other than as described in this 2023 Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding the Company’s stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy materials mailed to you, please submit a request to our Corporate Secretary, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s 2023 Annual Meeting, you should follow the instructions included in the proxy materials that were sent to you. You can also contact our Corporate Secretary at (954) 495-2112 if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND 2022 ANNUAL REPORT TO STOCKHOLDERS

The Company is required to provide a copy of the 2022 Annual Report to stockholders who receive this 2023 Proxy Statement. The Company will also provide copies of the 2022 Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the 2022 Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (not including documents incorporated by reference) are available, without charge, to stockholders upon written request to the Company as follows:

NV5 Global, Inc.
Attention: Corporate Secretary
200 South Park Road, Suite 350
Hollywood, Florida 33021

You may view the Company’s filings with the SEC and the proxy materials by visiting the Company’s website at www.nv5.com on the “SEC Filings” and “Annual Reports” sections of the “Investors” page.

By order of the Board of Directors

/s/ MaryJo O’Brien

MaryJo O’Brien
Corporate Secretary

May 1, 2023

APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)

This 2023 Proxy Statement includes references to the Company's non-GAAP financial measure adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"). Adjusted EBITDA reflects adjustments to EBITDA to eliminate stock-based compensation expense and acquisition-related costs. Management believes Adjusted EBITDA, in addition to operating profit, net income, and other GAAP measures, is a useful indicator of our financial performance and our ability to generate cash flows from operations that are available for taxes, capital expenditures, and debt service. In addition, the Compensation Committee believes Adjusted EBITDA is an appropriate measure for use in connection with the Company's annual equity incentive awards. A reconciliation of net income, as reported in accordance with GAAP, to Adjusted EBITDA is provided below.

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

		Fiscal Year Ended
		December 31, 2022	January 1, 2022	January 2, 2021
Net Income		$49,973	$47,147	$21,018
Add:	Interest expense	3,808	6,239	15,181
	Income tax expense	12,401	14,958	7,950
	Depreciation and amortization	44,063	44,971	45,488
	Stock-based compensation	19,326	16,301	14,955
	Acquisition-related costs*	5,612	3,274	856
Adjusted EBITDA		$135,183	$132,890	$105,448

* Acquisition-related costs include contingent consideration fair value adjustments.

APPENDIX B
2023 EQUITY INCENTIVE PLAN

NV5 GLOBAL, INC.

2023 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS CONTINUED
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TABLE OF CONTENTS CONTINUED
iii

NV5 Global, Inc.
2023 Equity Incentive Plan

1.ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1    Establishment. The NV5 Global, Inc. 2023 Equity Incentive Plan (the “Plan”) was established effective as of February 21, 2023, the date of its approval by the Board of Directors of NV5 Global, Inc. and subsequent approval by the stockholders of the Company (the “Effective Date”). This Plan shall be the successor to the NV5 Holdings, Inc. 2011 Equity Incentive Plan, as amended through March 8, 2013 (the “Predecessor Plan”).

1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3    Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Amended Effective Date.

2.DEFINITIONS AND CONSTRUCTION.

2.1    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)    “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)    “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)    “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)    “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)    “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non- disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)    “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Amended Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1 (ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee as the case may be; or

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(iii)    approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, solely for the purpose of determining the timing of any payments pursuant to any Award constituting a “deferral of compensation” subject to Code Section 409A, a Change of Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A- 3(i)(5) of the U.S. Treasury Regulations.

(i)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)    “Company” means NV5 Global, Inc., a Delaware corporation, or any successor corporation thereto.

(l)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

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(m)    “Director” means a member of the Board.

(n)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o)    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)    “Fair Market Value” means, as of any date, the value of a share of
Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)    Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

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(iii)    If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s)    “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Amended Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(v)    “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w)    “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(x)    “Nonemployee Director” means a Director who is not an Employee.

(y)    “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(z)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(aa)    “Officer” means any person designated by the Board as an officer of the Company.

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(bb)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(cc)    “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(dd)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ee)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff)    “Participant” means any eligible person who has been granted one or more Awards.

(gg)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh)    “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ii)    “Performance Award” means an Award of Performance Shares or Performance Units.

(jj)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk)    “Performance-Based Compensation” means compensation under an Award granted pursuant to Section 10 of the Plan under which, upon satisfaction of predetermined Performance Goals, shares are paid to a Participant.

(ll)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(mm)    “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

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(nn)    “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(oo)    “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(qq)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(rr)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ss)    “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(tt)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(uu)    “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(vv)     “Section 409A” means Section 409A of the Code.

(ww)    “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(xx)    “Securities Act” means the Securities Act of 1933, as amended.

(yy)    “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

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(zz)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(aaa)    “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(bbb)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ccc)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ddd)    “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(eee)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.ADMINISTRATION.

3.1    Administration by the Committee. The Plan shall be administered by the Committee, which already exists and administers the Predecessor Plan. In compliance with Rule 16b-3 under the Exchange Act, the Committee consists of three (3) Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award. All questions of interpretation of the Plan, of any Award Agreement or

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of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3    Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)    to determine the type of Award granted;

(c)    to determine the Fair Market Value of shares of Stock or other property;

(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)    to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

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(f)    to approve one or more forms of Award Agreement;

(g)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5    Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.4.

3.6    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

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4.SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections [4.2], 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 2,328,504 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2    Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.3    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Annual Increase, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares “), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

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4.4    Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2    Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.

(a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 2,328,504 shares, The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.3, and 4.4.

(b)    Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”) Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)    Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be considered in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

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6.STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3    Payment of Exercise Price.

(a)    Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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(b)    Limitations on Forms of Consideration.

(i)    Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)    Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a property executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)    Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4    Effect of Termination of Service.

(a)    Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

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(i)    Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)    Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)    Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)    Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

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7.STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3    Exercisability and Term of SARs.

(a)    Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)    Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

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7.4    Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5    Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6    Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7    Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

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8.RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1    Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2    Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3    Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4    Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5    Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section
8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute an agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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8.6    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8    Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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9.RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1    Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2    Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3    Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4    Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the

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Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6    Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7    Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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10.PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1    Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4    Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained ( “Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)    Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive

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or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)    revenue;

(ii)    sales;

(iii)    expenses;

(iv)    operating income;

(v)    gross margin;

(vi)    operating margin;

(vii)    earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)    pre-tax profit;

(ix)    net operating income;

(x)    net income;

(xi)    economic value added;

(xii)    free cash flow;

(xiii)    operating cash flow;

(xiv)    balance of cash, cash equivalents and marketable securities;

(xv)    stock price;

(xvi)    earnings per share;

(xvii)    return on stockholder equity;

(xviii)    return on capital;

(xix)    return on assets;

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(xx)    return on investment;

(xxi)    total stockholder return;

(xxii)    employee satisfaction;

(xxiii)    employee retention;

(xxiv)    market share;

(xxv)    customer satisfaction;

(xxvi)    product development;

(xxvii)    research and development expenses;

(xxviii)    completion of an identified special project; and

(xxix)    completion of a joint venture or other corporate transaction.

(b)    Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5    Settlement of Performance Awards.

(a)    Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)    Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c)    Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

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(d)    Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)    Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)    Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash,

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shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)    Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)    Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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11.1    Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2    Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash- Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4    Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock- Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock- Based Awards until the date of the issuance of such shares of Stock (as evidenced by the

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appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock- Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6    Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7    Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.STANDARD FORMS OF AWARD AGREEMENT.

12.1    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with

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the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.CHANGE IN CONTROL.

13.1    Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)    Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b)    Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)    Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each

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unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2    Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3    Federal Excise Tax Under Section 4999 of the Code.

(a)    Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. No Participating Company is under any obligation to gross-up, indemnify, or otherwise reimburse the Participant for any excess parachute payment.

(b)    Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

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14.COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.COMPLIANCE WITH SECTION 409A.

15.1    Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)    A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)    Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term ‘‘Short-Term Deferral Period” means the 2/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

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15.2    Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)    Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)    Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c)    Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3    Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)    Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)    No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)    Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4    Payment of Section 409A Deferred Compensation.

(a)    Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

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(i)    The Participant’s “separation from service” (as defined by Section 409A);

(ii)    The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)    The Participant’s death;

(iv)    A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v)    A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)    The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)    Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)    Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)    Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)    Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

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(f)    Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)    Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)    Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)    No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A, and no Participating Company is under any obligation to gross-up, indemnify or otherwise reimburse the Participant for any for any excise taxes, interest, or penalties incurred pursuant to Section 409A.

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16.TAX WITHHOLDING.

16.1    Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2    Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

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18.MISCELLANEOUS PROVISIONS.

18.1    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3    Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

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18.5    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section
4.4 or another provision of the Plan.

18.6    Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8    Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

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18.12    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

18.14    Paperless Administration. If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

18.15.    Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.
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IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the NV5 Global, Inc. 2023 Equity Incentive Plan as duly adopted by the Board on February 21, 2023.

/s/ MaryJo O'Brien
MaryJo O'Brien, Secretary

NV5

VOTE

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Dickerson Wright	☐	☐	02 - Alexander A. Hockman	☐	☐	03 - MaryJo E. O'Brien	☐	☐
04 - William D. Pruitt	☐	☐	05 - François Tardan	☐	☐	06 - Laurie Conner	☐	☐
07 - Denise Dickins	☐	☐	08 - Brian C. Freckmann	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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This Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2022 are available at www.edocumentview.com/NVEE

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NV5 Global, Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Mr. Dickerson Wright and Mr. Richard Tong, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if virtually or in person present at the Annual Meeting of Stockholders of NV5 Global, Inc. to be held as a hybrid meeting, conducted both in person and via live webcast on Tuesday, June 13, 2023, or any postponements or adjournments thereof, as indicated on the reverse side.

The undersigned also appoints the proxies to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

All of the above as set forth in the proxy statement, dated May 1, 2023. Receipt of the proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022 is hereby acknowledged.

The shares represented by this proxy will be voted on Proposals 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1, 2 3 and 4.

Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

(Continued and to be signed on the reverse side)

C Non-Voting Items

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